                                               1933 Act Registration No.33-77470
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
            SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM

                                     N-8B-2
                         POST-EFFECTIVE AMENDMENT NO. 9

                             SEPARATE ACCOUNT VUL-2

                                       of

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                             (Exact Name of Trust)

THE AMERICAN FRANKLIN LIFE                            PAULETTA P. COHN, ESQ.
INSURANCE COMPANY                                     THE AMERICAN FRANKLIN LIFE
(Name of Depositor)                                   INSURANCE COMPANY
#1 Franklin Square                                    2929 Allen Parkway
Springfield, Illinois 62713                           Houston, Texas 77019
(Address of Depositor's                              (Name and Address of Agent
Principal Executive Offices)                         for Service)


                     Insurance Company's Telephone Number,
                      including Area Code: (800) 528-2011


Title of Securities Being Registered: Units of Interest in Separate Account VUL-2 issued under EquiBuilder III flexible premium variable life policies.

                 It is proposed that this filing will become effective (check appropriate box)

                 [ ] immediately upon filing pursuant to paragraph (b)

                 [X] on May 1, 2000 pursuant to paragraph (b)

                 [ ] 60 days after filing pursuant to paragraph (a) (1)

                 [ ] on ________, 1999 pursuant to paragraph (a) (1) of Rule 485

                 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           SEPARATE ACCOUNT VUL-2 OF
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         Post-Effective Amendment No. 9

                             Reconciliation and Tie
                             ----------------------

Registration Item
of Form N-8B-2                                Location in Prospectus
--------------                                ----------------------

1 .....................................  Cover Page.

2 .....................................  Cover Page.

3 .....................................  Inapplicable.

4 .....................................  Distribution of the Policies.

5, 6, .................................  Variable Account Investment Choices -
                                         The Separate Account and Its Investment
                                         Divisions.

7, 8 ..................................  Inapplicable.

9 .....................................  Legal Proceedings.

10(a) .................................  The Beneficiary; Assignment of A
                                         Policy.

10(b) .................................  Policy Account Value - Determination of
                                         the Unit Value; Dividends.

10(c), 10(d) ..........................  The Features of EquiBuilder III(TM)
                                         Policies - Death Benefits, -
                                         Maturity Benefit, - Changing the Face
                                         Amount of Insurance; Variable Account
                                         Investment Choices - Right to Change
                                         Operations; Deductions and Charges -
                                         Surrender Charge, - Other Transaction
                                         Charges, - Allocation of Policy Account
                                         Charges; Policy Account Transactions -
                                         Changing Premium and Deduction
                                         Allocation Percentages, - Transfers of
                                         Policy Account Value Among Investment
                                         Divisions, - Borrowing from the Policy
                                         Account, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value; Additional Information About
                                         EquiBuilder III(TM) Policies - Right To
                                         Examine; Payment of Proceeds; The
                                         Guaranteed Interest Division -
                                         Transfers from the Guaranteed Interest
                                         Division.

10(e) .................................  Additional Information About
                                         EquiBuilder III(TM) Policies - Lapse, -
                                         Reinstatement.

10(f) .................................  Variable Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Voting Rights of a Policy
                                         Owner.

10(g)(1), 10(g)(2), 10(h)(1), 10(h)(2).  Variable Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Deductions and Charges -
                                         Charges Against the Policy Account -
                                         Changes in Monthly Charges; Voting
                                         Rights of a Policy Owner.

10(g)(3), 10(g)(4), 10(h)(3), 10(h)(4).  Inapplicable.

Registration Item
of Form N-8B-2                                Location in Prospectus
--------------                                ----------------------

10(i) .................................  The Features of EquiBuilder III(TM)
                                         Policies - Changes in EquiBuilder
                                         III(TM) Policies, - Flexible Premium
                                         Payments, - Additional Benefits;
                                         Variable Account Investment Choices;
                                         Policy Account Value; Payment Options;
                                         Payment of Proceeds.

11 ....................................  Variable Account Investment Choices -
                                         The Funds, - Investment Policies of the
                                         Funds, - Ownership of the Assets of the
                                         Separate Account.

12(a), 12(c), 12(d) ...................  Variable Account Investment Choices -
                                         The Funds.

12(b), 12(e) ..........................  Inapplicable.

13(a)..................................  Summary - Investment Choices of
                                         EquiBuilder III(TM) Policies, - Charges
                                         and Deductions.

13(b), 13(c), 13(d), 13(e), 13(g) .....  Inapplicable.

13(f) .................................  Distribution of the Policies.

14 ....................................  The Features of EquiBuilder III(TM)
                                         Policies - Policy Issuance Information;
                                         Limits On American Franklin's Rights To
                                         Challenge A Policy; Distribution of the
                                         Policies - Applications.

15 ....................................  The Features of EquiBuilder III(TM)
                                         Policies - Flexible Premium Payments;
                                         Variable Account Investment Choices
                                         (Introduction); Deductions and Charges
                                         - Deductions from Premiums; Policy
                                         Account Transactions - Changing Premium
                                         and Deduction Allocation Percentages.

16 ....................................  Variable Account Investment Choices -
                                         (Introduction), - The Separate
                                         Account and Its Investment Divisions, -
                                         The Funds; Policy Account Value -
                                         Amounts in the Separate Account; Policy
                                         Account Transactions - Changing Premium
                                         and Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value Among
                                         Investment Divisions, - Loan Requests,
                                         - Repaying the Loan; The Guaranteed
                                         Interest Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III(TM) Policies - Policy
                                         Periods, Anniversaries, Dates and Ages.

17(a), 17(b), 17(c) ...................  The Features of EquiBuilder III(TM)
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changing the Face Amount
                                         of Insurance, - Changes in EquiBuilder
                                         III(TM) Policies, - Flexible Premium
                                         Payments, - Additional Benefits;
                                         Variable Account Investment Choices -
                                         Right to Change Operations; Policy
                                         Account Value; Policy Account
                                         Transactions - Changing Premium and
                                         Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value
                                         Among Investment Divisions, -
                                         Borrowing from the Policy Account, -
                                         Withdrawing Money from the Policy
                                         Account, - Surrendering the

Registration Item
of Form N-8B-2                                Location in Prospectus
--------------                                ----------------------

                                         Policy for Its Net Cash Surrender
                                         Value; The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III(TM) Policies - Right To
                                         Examine the Policy, - Lapse, -
                                         Reinstatement; Payment Options; Payment
                                         of Proceeds.

18(a) .................................  Policy Account Value - Determination of
                                         the Unit Value.

18(b), 18(d) ..........................  Inapplicable.

18(c) .................................  Summary; Variable Account Investment
                                         Choices - Ownership of the Assets
                                         of the Separate Account; Deductions and
                                         Charges - Charges Against the Separate
                                         Account - Tax Reserve; The Guaranteed
                                         Interest Division (Introduction).

19 ....................................  Reports to Policy Owners; Distribution
                                         of the Policies; Voting Rights of a
                                         Policy Owner.

20(a) .................................. Variable Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Deductions and Charges -
                                         Charges Against the Policy Account -
                                         Changes in Monthly Charges; Voting
                                         Rights of a Policy Owner.

20(b) .................................  Variable Account Investment Choices -
                                         The Separate Account and Its Investment
                                         Divisions.

20(c), 20(d), 20(e), 20(f) ............  Inapplicable.

21(a) .................................  Policy Account Transactions -
                                         Borrowing from the Policy Account, -
                                         Loan Requests, - Policy Loan Interest,
                                         - When Interest is Due, - Repaying the
                                         Loan, - The Effects of a Policy Loan on
                                         the Policy Account.

21(b), 21(c) ........................... Inapplicable.

22 ..................................... Limits on American Franklin's Right To
                                         Challenge a Policy.

23 ..................................... Inapplicable.

24 ..................................... The Features of EquiBuilder III(TM)
                                         Policies; Additional Information.

25 ..................................... The American Franklin Life Insurance
                                         Company.

26 ....................................  Inapplicable.

27                                       The American Franklin Life Insurance
                                         Other Policies and Contracts.

28 ....................................  The American Franklin Life Insurance
                                         Company; Management.

Registration Item
of Form N-8B-2                                Location in Prospectus
--------------                                ----------------------

29 ....................................  The American Franklin Life Insurance
                                         Company; Management.

30, 31, 32, 33, 34 ....................  Inapplicable.

35 ....................................  The American Franklin Life Insurance
                                         Company; Distribution of the Policies.

36, 37 ................................  Inapplicable.

38, 39 ................................  Distribution of the Policies.

40 ....................................  Inapplicable.

41(a) .................................  Distribution of the Policies.


41(b), 41(c), 42, 43 ..................  Inapplicable.

44(a)(1) ..............................  Policy Account Value - Determination of
                                         the Unit Value.


44(a)(2), 44(a)(3) ....................  The Features of EquiBuilder III(TM)
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder
                                         III(TM) Policies; Variable Account
                                         Investment Choices - (Introduction),
                                         - The Separate Account and Its
                                         Investment Divisions, - The Funds,
                                         - Right to Change Operations;
                                         Deductions and Charges; Policy Account
                                         Value; Policy Account Transactions -
                                         Changing Premium and Deduction
                                         Allocation Percentages, - Transfers of
                                         Policy Account Value Among Investment
                                         Divisions, - Borrowing from the Policy
                                         Account, - Loan Requests, - Repaying
                                         the Loan, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value; The Guaranteed Interest Division
                                         - Transfers from the Guaranteed
                                         Interest Division; Additional
                                         Information About EquiBuilder III(TM)
                                         Policies - Right To Examine, - Policy
                                         Periods, Anniversaries, Dates and Ages;
                                         Payment of Proceeds.

44(a)(4) ..............................  Deductions and Charges - Charges
                                         Against the Separate Account - Tax
                                         Reserve.

44(a)(5) ..............................  Deductions And Charges - Deductions
                                         From Premiums.

44(a)(6) ..............................  Deductions And Charges - Deductions
                                         From Premiums, - Charges Against
                                         the Policy Account, - Charges Against
                                         the Separate Account, - Surrender
                                         Charge; Policy Account Value - Amounts
                                         In the Variable Investment Division, -
                                         Determination of the Unit Value.

Registration Item
of Form N-8B-2                                Location in Prospectus
--------------                                ----------------------

44(b) .................................  The Features of EquiBuilder III(TM)
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder
                                         III(TM) Policies; Variable Account
                                         Investment Choices (Introduction),
                                         - The Separate Account and Its
                                         Investment Divisions, - The Funds,
                                         - Right to Change Operations;
                                         Deductions and Charges; Policy
                                         Account Value; Policy Account
                                         Transactions - Changing Premium and
                                         Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value Among
                                         Investment Divisions, - Borrowing from
                                         the Policy Account, - Loan Requests, -
                                         Repaying the Loan, - Withdrawing Money
                                         from the Policy Account, - Surrendering
                                         the Policy for Its Net Cash Surrender
                                         Value; The Guaranteed Interest Division
                                         - Transfers from the Guaranteed
                                         Interest Division; Additional
                                         Information About EquiBuilder III(TM)
                                         Policies - Right To Examine the Policy,
                                         - Policy Periods, Anniversaries, Dates
                                         and Ages; Tax Effects; Payment of
                                         Proceeds.

44(c) .................................  The Features of EquiBuilder III(TM)
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder
                                         III(TM) Policies, - Flexible Premium
                                         Payments; Variable Account Investment
                                         Choices - (Introduction), - The
                                         Separate Account and Its Investment
                                         Divisions, - The Funds; Deductions and
                                         Charges; Policy Account Value; Policy
                                         Account Transactions - Changing
                                         Premium and Deduction Allocation
                                         Percentages, - Transfers of Policy
                                         Account Value Among Investment
                                         Divisions, - Borrowing from the Policy
                                         Account, - Loan Requests, - Repaying
                                         the Loan, - Withdrawing Money from the
                                         Policy Account, - Surrendering the
                                         Policy for Its Net Cash Surrender
                                         Value;  The Guaranteed Interest
                                         Division - Transfers from the
                                         Guaranteed Interest Division;
                                         Additional Information About
                                         EquiBuilder III(TM) Policies - Right To
                                         Examine, - Policy Periods,
                                         Anniversaries, Dates and Ages; Payment
                                         of Proceeds.

45 ....................................  Inapplicable.

46(a) .................................  The Features of EquiBuilder III(TM)
                                         Policies - Death Benefits, - Maturity
                                         Benefit, - Changes in EquiBuilder
                                         III(TM) Policies; Variable Account
                                         Investment Choices - (Introduction),
                                         - The Separate Account and Its
                                         Investment Divisions, - the Funds,
                                         - Right to Change Operations;
                                         Deductions and Charges; Policy
                                         Account Value; Policy Account
                                         Transactions - Changing Premium
                                         and Deduction Allocation Percentages, -
                                         Transfers of Policy Account Value Among
                                         Investment Divisions, - Borrowing from
                                         the Policy Account, - Loan Requests, -
                                         Repaying the Loan, - Withdrawing Money
                                         from the Policy Account, - Surrendering
                                         the Policy for Its Net Cash Surrender
                                         Value; The Guaranteed Interest Division
                                         - Transfers from the Guaranteed
                                         Interest Division; Additional
                                         Information About EquiBuilder III(TM)
                                         Policies - Right To Examine, - Policy
                                         Periods, Anniversaries, Dates and Ages;
                                         Payment of Proceeds.

Registration Item
of Form N-8B-2                                Location in Prospectus
--------------                                ----------------------

46(b), 47, 48, 49, 50 .................  Inapplicable.

51(a) - (j) ...........................  Summary; Detailed Information About
                                         American Franklin and EquiBuilder
                                         III(TM) Policies; Additional
                                         Information.

52(a) .................................  Variable Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations.

52(b), 52(d) ..........................  Inapplicable.

52(c) .................................  Variable Account Investment Choices -
                                         The Funds, - Right to Change
                                         Operations; Deductions and Charges -
                                         Charges Against the Policy Account -
                                         Changes in Monthly Charges; Voting
                                         Rights of a Policy Owner.

53(a) .................................  Payment Options; Assignment of a
                                         Policy; Employee Benefit Plans.


53(b), 54, 55, 56, 57, 58 .............  Inapplicable.

59 ....................................  Financial Statements.

================================================================================
                Flexible Premium Variable Life Insurance Policy

                              EQUIBUILDER III(TM)

Issued by
The American Franklin
Life Insurance Company

Prospectus Dated May 1, 2000

Fidelity Investments:
Variable Insurance Products Fund and
Variable Insurance Products Fund II

Prospectus Dated April 30, 2000

Massachusetts Financial
Services Company:
MFS Variable Insurance Trust

Prospectus Dated May 1, 2000


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

EquiBuilder III is a trademark of The American Franklin Life Insurance Company
------------------------------------------------------------------------------

EQUIBUILDER III(TM)
POLICIES

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY issued by
The American Franklin Life Insurance Company
Through
Separate Account VUL-2

This Prospectus describes EquiBuilder III(TM) flexible premium variable life insurance policies issued by The American Franklin Life Insurance Company ("American Franklin"). EquiBuilder III(TM) policies provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. Capitalized terms not otherwise defined on this cover page have the same meanings as they have in the Prospectus. EquiBuilder III(TM) is a trademark of American Franklin.

EquiBuilder III(TM) pays a death benefit to a beneficiary you designate when the Insured Person dies. You choose one of two death benefit options. Whichever option you choose, we will pay a death benefit of a percentage of the Policy Account as of the day the Insured Person dies, if that benefit would be greater than the death benefit under the option you picked.

                             Prospectus
                            May 1, 2000

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of the Separate Account, or both. (For the first fifteen days after we issue your policy, we require premiums to be invested in the VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Variable Insurance Products Fund ("VIP"), the Variable Insurance Products Fund II ("VIPII") or the MFS Variable Insurance Trust (each available portfolio, a "Fund," and collectively, the "Funds"). The Prospectuses of the Funds, attached to this Prospectus, describe the investment objectives, policies and risks of each Fund.


     *  Fidelity VIP Money Market
     *  Fidelity VIP High Income
     *  Fidelity VIP Equity-Income
     *  Fidelity VIP Growth
     *  Fidelity VIP Overseas
     *  Fidelity VIPII Investment Grade Bond
     *  Fidelity VIPII Asset Manager
     *  Fidelity VIPII Index 500
     *  Fidelity VIPII Asset Manager: Growth
     *  Fidelity VIPII Contrafund
     *  MFS Emerging Growth Series
     *  MFS Research Series
     *  MFS Growth With Income Series
     *  MFS Total Return Series
     *  MFS Utilities Series
     *  MFS Capital Opportunities Series

Each of these portfolios is available through an investment division.

The Policy Account value allocated to a variable investment division depends on the investment performance of the corresponding Fund. We do not guaranteed any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline. The value of the Guaranteed Interest Division will depend on the interest rate that we declare.

After you pay the first premium, you decide, within limits, the amount and frequency of your premium payments. You can also increase or decrease the amount of insurance protection, within limits.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the EquiBuilder III(TM) variable life insurance policy, which is issued by:

The American Franklin Life Insurance Company # 1 Franklin Square Springfield, Illinois 62713-0001 Telephone No. 800/528-2011

The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

Variable life insurance policies involve certain risks, and you may lose some or all of your investment.

 .    We do not guarantee how any of the variable investment divisions will perform.

 .    The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.

 .    Neither the U.S. Government nor any Federal agency insures your investment in the policy.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
DEFINITIONS...........................................................................................    v
SUMMARY...............................................................................................    1
DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER III(TM) POLICIES.........................    6
 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY.........................................................    6
THE FEATURES OF EQUIBUILDER III(TM) POLICIES..........................................................    6
 HOW EQUIBUILDER III(TM) POLICIES DIFFER FROM WHOLE LIFE INSURANCE....................................    6
 DEATH BENEFITS.......................................................................................    6
 POLICY ISSUANCE INFORMATION..........................................................................    8
 MATURITY BENEFIT.....................................................................................    8
 CHANGES IN EQUIBUILDER III(TM) POLICIES..............................................................    8
 CHANGING THE FACE AMOUNT OF INSURANCE................................................................    9
 CHANGING DEATH BENEFIT OPTIONS.......................................................................   10
 WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT............................................   10
 FLEXIBLE PREMIUM PAYMENTS............................................................................   11
 ADDITIONAL BENEFITS..................................................................................   12
VARIABLE INVESTMENT DIVISION INVESTMENT CHOICES.......................................................   13
 THE SEPARATE ACCOUNT AND ITS INVESTMENT DIVISIONS....................................................   13
 THE FUNDS............................................................................................   14
 INVESTMENT POLICIES OF THE FUNDS.....................................................................   14
 OWNERSHIP OF THE ASSETS OF THE SEPARATE ACCOUNT......................................................   17
 RIGHT TO CHANGE OPERATIONS...........................................................................   17
DEDUCTIONS AND CHARGES................................................................................   18
 DEDUCTIONS FROM PREMIUMS.............................................................................   19
 CHARGES AGAINST THE POLICY ACCOUNT...................................................................   20
 CHARGES AGAINST THE SEPARATE ACCOUNT.................................................................   21
 SURRENDER CHARGE.....................................................................................   22
 OTHER TRANSACTION CHARGES............................................................................   24
 ALLOCATION OF POLICY ACCOUNT CHARGES.................................................................   25
POLICY ACCOUNT VALUE..................................................................................   25
 AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS.........................................................   25
 DETERMINATION OF THE UNIT VALUE......................................................................   26
POLICY ACCOUNT TRANSACTIONS...........................................................................   27
 CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES................................................   27
 TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS.........................................   27
 BORROWING FROM THE POLICY ACCOUNT....................................................................   28
 LOAN REQUESTS........................................................................................   28
 POLICY LOAN INTEREST.................................................................................   28
 WHEN INTEREST IS DUE.................................................................................   29
 REPAYING THE LOAN....................................................................................   29
 THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT...................................................   30
 WITHDRAWING MONEY FROM THE POLICY ACCOUNT............................................................   31
 SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE.............................................   32
THE GUARANTEED INTEREST DIVISION......................................................................   32
 AMOUNTS IN THE GUARANTEED INTEREST DIVISION..........................................................   33
 INTEREST ON AMOUNTS IN THE GUARANTEED INTEREST DIVISION..............................................   33
 TRANSFERS FROM THE GUARANTEED INTEREST DIVISION......................................................   34
ADDITIONAL INFORMATION ABOUT EQUIBUILDER III(TM) POLICIES.............................................   34
 RIGHT TO EXAMINE.....................................................................................   34
 LAPSE................................................................................................   35
 REINSTATEMENT........................................................................................   35
 POLICY PERIODS, ANNIVERSARIES, DATES AND AGES........................................................   36
FEDERAL TAX CONSIDERATIONS............................................................................   36

 TAX EFFECTS..........................................................................................   36
 IN GENERAL...........................................................................................   36
 TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.......................................................   37
 OTHER EFFECTS OF POLICY CHANGES......................................................................   38
 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..............   38
 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT..................   38
 POLICY LAPSES AND REINSTATEMENTS.....................................................................   39
 DIVERSIFICATION......................................................................................   39
 ESTATE AND GENERATION SKIPPING TAXES.................................................................   40
 LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS..........................................................   40
 PENSION AND PROFIT-SHARING PLANS.....................................................................   41
 OTHER EMPLOYEE BENEFIT PROGRAMS......................................................................   41
 ERISA................................................................................................   41
 OUR TAXES............................................................................................   42
 WHEN WE WITHHOLD INCOME TAXES........................................................................   42
 TAX CHANGES..........................................................................................   42
ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS...   43
TABLE OF CONTENTS FOR ILLUSTRATIONS...................................................................   44
 INITIAL FACE AMOUNT $200,000 MALE NON-TOBACCO........................................................   44
 INITIAL FACE AMOUNT $100,000 MALE NON-TOBACCO........................................................   45
ADDITIONAL INFORMATION................................................................................   50
VOTING RIGHTS OF A POLICY OWNER.......................................................................   50
 VOTING PRIVILEGES....................................................................................   50
 MATERIAL CONFLICTS...................................................................................   51
REPORTS TO POLICY OWNERS..............................................................................   51
LIMITS ON AMERICAN FRANKLIN'S RIGHT TO CHALLENGE A POLICY.............................................   52
PAYMENT OPTIONS.......................................................................................   53
THE BENEFICIARY.......................................................................................   54
ASSIGNMENT OF A POLICY................................................................................   54
 EMPLOYEE BENEFIT PLANS...............................................................................   55
PAYMENT OF PROCEEDS...................................................................................   55
DIVIDENDS.............................................................................................   55
DISTRIBUTION OF THE POLICIES..........................................................................   56
ADMINISTRATIVE SERVICES...............................................................................   56
STATE REGULATION......................................................................................   57
YEAR 2000 CONSIDERATIONS..............................................................................   57
LEGAL MATTERS.........................................................................................   57
LEGAL PROCEEDINGS.....................................................................................   58
EXPERTS...............................................................................................   58
REGISTRATION STATEMENT................................................................................   59
 OTHER POLICIES AND CONTRACTS.........................................................................   59
MANAGEMENT............................................................................................   59

________________________________________________________________________________

This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

Definitions

This is a glossary of certain terms used in this Prospectus:

Administrative Office-The address of the Administrative Office of American Franklin is #1 Franklin Square, Springfield, Illinois 62713-0001.

Age-The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

American Franklin, We, Our-The American Franklin Life Insurance Company, an Illinois stock life insurance company and the issuer of the EquiBuilder III(TM) individual flexible premium variable life insurance policies described in this Prospectus.

Face Amount-The face amount of insurance shown on the Policy Information page of a policy. The Face Amount is the minimum death benefit payable under a policy while the policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the policy and any due and unpaid charges.

Fund(s)-Portfolio(s) of the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund, and collectively, as the Funds.

Guaranteed Interest Division-A part of American Franklin's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by American Franklin.

Insured Person-The person whose life is insured under a policy.

Policy Account-The sum of amounts allocated to the investment divisions of the Separate Account and American Franklin's Guaranteed Interest Division for a particular policy.

Policy anniversary-An anniversary of the Register Date of a policy while the policy is in effect.

Policy month-A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a policy is in effect.

Policy Owner, You, Your-The person designated as Policy Owner on the Policy Information page of a policy.

Policy year-An annual period beginning on the Register Date and on each anniversary of the Register Date while the policy is in effect.

Register Date-The date we issue a policy or the date we receive a full initial premium payment, whichever is earlier.

Separate Account-Separate Account VUL-2, a segregated investment account of American Franklin established under the Insurance Law of the State of Illinois in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Target Premium-A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. The Target Premium for each EquiBuilder III(TM) policy is shown on the Policy Information page of the policy.

Summary

This is a summary of some of the more important points that you should know and consider before purchasing the EquiBuilder III(TM) variable life insurance policy.

The Policy

The EquiBuilder III(TM) variable life insurance policy is an individual flexible premium variable life insurance policy issued by The American Franklin Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay, within limits, and to change the amount of the death benefit payable under the policy, within specified guidelines.

(c) provides the opportunity for cash value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios (or Funds). However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

In addition to providing life insurance, the policy provides a means of investing for long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide account value among the Guaranteed Interest Division and sixteen variable investment divisions which invest in portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II, and MFS Variable Insurance Trust. We guarantee the principal and a minimum interest rate you will receive from the Guaranteed Interest Division. However, the value of what you allocate to the sixteen variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Funds you select (and the deduction of charges). You will lose money on account value allocated to the variable investment divisions if performance is not sufficiently positive to cover the charges under the policy.

Payment of Premiums

Although you select planned periodic premiums, you are not required to pay them. (The minimum initial premium and planned periodic premium depend on age, sex, and risk class of the insured, on the Face Amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned periodic premiums. However, extra premiums may be required to prevent policy termination under certain circumstances.

Funding Choices

We deduct a sales expense charge and premium taxes from each premium payment, and then we allocate the net premium among the variable investment divisions and the Guaranteed Interest Division according to your written instructions.

You may allocate each net premium (and your existing policy value) among variable investment divisions which invest in the following sixteen portfolios:

     *  Fidelity VIP Money Market
     *  Fidelity VIP High Income
     *  Fidelity VIP Equity-Income
     *  Fidelity VIP Growth
     *  Fidelity VIP Overseas
     *  Fidelity VIPII Investment Grade Bond
     *  Fidelity VIPII Asset Manager
     *  Fidelity VIPII Index 500
     *  Fidelity VIPII Asset Manager: Growth
     *  Fidelity VIPII Contrafund

     *  MFS Emerging Growth Series
     *  MFS Research Series
     *  MFS Growth With Income Series
     *  MFS Total Return Series
     *  MFS Utilities Series
     *  MFS Capital Opportunities Series

You may also allocate each net premium (and your existing account value) to the Guaranteed Interest Division. We guarantee your Guaranteed Interest Division allocation will earn at least 4 1/2% interest per year.

Charges and Deductions

We deduct a 5% sales expense charge (up to the "target" premium) and applicable premium taxes from each premium payment. Premium taxes vary by state, and are up to 5%.

We also make certain periodic deductions from your policy value. Each month, we deduct from your policy value:

(a)  the cost of insurance charge;

(b) the monthly administrative charge (currently $6, plus $24 per month for the first 12 policy months); and

(c)  any additional benefit charges.

Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.75% of those assets.

In addition, investment management fees and other expenses are deducted from each portfolio of the underlying funds. See the table below for a summary of these portfolio expenses.

                              Fund Annual Expenses
                        (% of average daily net assets)

-----------------------------------------------------
                                           Total Fund
               Management       Other       Expenses
Fund               Fee      Expenses(1)      (2)(3)
-----------------------------------------------------
Fidelity VIP     0.18%          0.09%           0.27%
Money Market
-----------------------------------------------------
Fidelity VIP     0.58%          0.11%           0.69%
High Income
-----------------------------------------------------
Fidelity VIP      0.48%          0.09%           0.57%
Equity-Income
-----------------------------------------------------
Fidelity VIP      0.58%          0.08%           0.66%
Growth
-----------------------------------------------------
Fidelity VIP      0.73%          0.18%           0.91%
Overseas
-----------------------------------------------------
Fidelity          0.43%          0.11%           0.54%
VIPII
Investment
Grade Bond
-----------------------------------------------------
Fidelity          0.53%          0.10%           0.63%
VIPII
Asset
Manager
-----------------------------------------------------
Fidelity VIPII    0.24%          0.10%           0.34%
Index 500
-----------------------------------------------------
Fidelity VIPII    0.58%          0.13%           0.71%
Asset
Manager:
Growth
-----------------------------------------------------
Fidelity VIPII    0.58%          0.09%           0.67%
Contrafund
-----------------------------------------------------
MFS               0.75%          0.09%           0.84%
Emerging
Growth
-----------------------------------------------------
MFS Research      0.75%          0.11%           0.86%
-----------------------------------------------------
MFS Growth        0.75%          0.13%           0.88%
With Income
-----------------------------------------------------
MFS Total         0.75%          0.15%           0.90%
Return
-----------------------------------------------------
MFS Utilities     0.75%          0.16%           0.91%
-----------------------------------------------------
MFS Capital       0.75%          0.27%           1.02%
Opportunities (4)
-----------------------------------------------------

/(1)/Fund Annual Expenses are those incurred for the year ended December 31, 1999.

/(2)/A portion of the brokerage commissions that certain Fidelity portfolios pay was used to reduce their expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, after reimbursement for VIP Equity-Income Portfolio would have been: 0.56%; for VIP Growth Portfolio: 0.65%; for VIP Overseas Portfolio:
0.87%; for VIPII Asset Manager Portfolio: 0.62%; for VIPII Index 500 Portfolio:
0.28%; for VIPII Contrafund Portfolio: 0.65%; and for VIPII Asset Manager:
Growth Portfolio: 0.70%.

(3) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each MFS series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. MFS series expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions and any applicable expense reimbursement, the total operating expenses would have been for MFS Emerging
Growth: 0.83%; for MFS Research: 0.85%; for MFS Growth with Income: 0.87%; for MFS Total Return: 0.89%; for MFS Utilities: 0.90%; and for MFS Capital
Opportunities: 0.90%

(4) MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that such series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of the series during the current fiscal year (after taking into account the expense offset arrangement described above). After taking this expense reimbursement into account (but not the expense offset arrangement), the total operating expenses for MFS Capital Opportunities would have been 0.91%. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for the series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series.

Actual expenses of a Fund may be greater or less than those shown.

We deduct a surrender charge on a full surrender of the policy during the first 10 policy years. The maximum surrender charge is 50% of one "target" premium as shown in your policy. The amount of the surrender charge varies depending on the policy year in which you surrender the policy and the amount of premium you have paid. The surrender charge is constant for the first six policy years, and then decreases annually to zero at the end of the 10th policy year.

We deduct a partial surrender charge if you reduce the Face Amount during the first 10 policy years. The partial surrender charge is a pro rata portion of the then-applicable surrender charge. We also charge the lesser of $25 or 2% of the partial surrender amount.

We impose an administrative charge for each Face Amount increase, equal to $1.50 for each $1,000 increase, up to $300. We also charge a transfer fee of up to $25 for each transfer in excess of four each policy year. We also may charge for illustrations you request.

Taxes

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. However, there is some uncertainty as to whether a policy issued on a substandard basis will satisfy the Internal Revenue Code definition of life insurance. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when withdrawals and loans from policy value could be subject to Federal income tax and penalty tax.

Cash Benefits

Your Policy Account is the sum of the amounts allocated to the variable investment divisions and the amount allocated to the Guaranteed Interest Division. The cash surrender value (the account value less any applicable surrender charges) may be substantially less than the premiums paid, especially in early policy years.

Policy Loans. You may take loans in the aggregate amount of up to 90% of the policy's cash surrender value. The minimum loan amount is usually $500. Policy loans reduce the amount available for allocations and transfers.

Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due.

Partial Surrender. You generally may make a partial surrender of the policy at any time during the insured's life and after the policy has been in force one year, provided that the policy has sufficient net cash surrender value remaining.

Death Benefit

You must select one of two death benefit options under the policy:

Option A - the greater of the policy's Face Amount or a multiple of its Policy Account value on the date of death; or

Option B - the greater of (i) the policy's Face Amount plus its account value or
(ii) a multiple of its Policy Account value on the date of death.

Subject to certain limits, you may change the Face Amount and death benefit.

The policy's minimum Face Amount is $50,000.

Termination

There is no minimum guaranteed Policy Account value. The policy value may decrease if the investment performance of the variable investment divisions (to which you have allocated Policy Account value) is not sufficiently positive to cover the charges deducted under the policy.

If the net cash surrender value becomes insufficient to cover the monthly deduction when due, the policy will terminate without value after a grace period, even if you pay all planned periodic premiums in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force.

Other Information

Free Look: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund.

Supplemental Benefits. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each has its own requirements for eligibility, and generally has its own charge. Among the benefits currently available under the policy are:

(a)  accelerated benefit settlement option rider;

(b)  accidental death benefit rider;

(c)  children's term insurance rider;

(d)  additional insured term insurance rider; and

(e)  disability waiver benefit rider.

Other supplemental benefits may also be available.

Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the Guaranteed Interest Division. We may charge for transfers in excess of four in a policy year. There are special limits on transfers from the Guaranteed Interest Division.

Illustrations: Sample illustrations of hypothetical death benefits and Policy Account values are in this prospectus. These may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)  compare the policy to other life insurance policies.

The illustrations also show the value of annual premiums accumulated with interest and demonstrate that the Policy Account value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix A to this prospectus.

Inquiries

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

The American Franklin Life Insurance Company
# 1 Franklin Square
Springfield, Illinois 62713-0001

     The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the prospectuses for the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and the MFS Variable Insurance Trust carefully before investing.

   Detailed Information About American Franklin and EquiBuilder III(TM) Policies

The American Franklin Life Insurance Company

     The American Franklin Life Insurance Company ("American Franklin") is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. It is engaged in the writing of variable universal life insurance and variable annuities. American Franklin is presently authorized to write insurance in forty-six states, the District of Columbia and Puerto Rico. American Franklin's home office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American Franklin is a wholly-owned subsidiary of American General Corporation ("American General"), 2929 Allen Parkway, Houston, Texas 77019-2155. American General is one of the largest diversified financial services organizations in the United States. It is a publicly held company whose stock is traded on the New York Stock Exchange.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

               The Features of EquiBuilder III(TM) Policies

How EquiBuilder III(TM) Policies Differ from Whole Life Insurance

     We designed EquiBuilder III(TM) policies to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. EquiBuilder III(TM) policies are different from traditional whole life insurance in that you are not required to pay scheduled premiums and may, within limits, choose the amount and frequency of premium payments. EquiBuilder III(TM) policies also provide for two different types of death benefit options, and you may change options. You generally have the ability to increase or decrease the Face Amount without purchasing a new policy. However, we may require evidence of insurability. In addition, you may direct the investment of net premiums, which will determine, in part, the value of the Policy Account.

Death Benefits

     We will pay the death benefit (less any policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose from two death benefit options: Option A and Option B. Option A pays the Face Amount of the policy. Except as described below, the Option A benefit is fixed. Option B pays the Face Amount of the policy plus the amount in the Policy Account on the day the Insured Person dies. The value of the benefit under Option B is variable and fluctuates with the amount in the Policy Account. Insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the policy under Option B will be lower than under Option A, all other things being equal.

     Under both options, an alternate death benefit based on provisions of the federal income tax law applies if it would provide a greater benefit (before deductions for any outstanding policy loan and loan interest) than the option you selected. This benefit is a percentage multiple of the amount in your Policy Account. The percentage declines as the Insured Person gets older. The benefit will be the amount in the Policy Account on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

                            Table of Death Benefits
                         Based On Policy Account Values

--------------------------------------------------------------------------------
                                              Minimum Death Benefit As %
                  Insured Person's Age         Of The Policy Account
--------------------------------------------------------------------------------
                  40 or under                      250%
                  45                               215
                  50                               185
                  55                               150
                  60                               130
                  65                               120
                  70                               115
                  75 to 90                         105
                  95                               100

     For example, if the Insured Person is 40 years old and the amount in the Policy Account is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

     These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a policy to qualify as life insurance. See "Federal Tax Considerations," below.

     Under either Option A or Option B, the length of time a policy remains in force depends on the net cash surrender value of the policy. Because we deduct the charges that maintain the policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. (See "Additional Information about EquiBuilder III(TM) Policies-Lapse of the Policy," below.) The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect the amount in the Policy Account. As a result, the returns from these divisions will affect the length of time a policy remains in force. See "Policy Account Value," below.

     If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the policy or the alternate death benefit described above (in either case, less any outstanding policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

Policy Issuance Information

     When you complete an application for a policy, it is submitted to us. We make the decision to issue a policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, we will refund any premium paid.

     We will not issue a new policy having a Face Amount that is less than $50,000, nor will we issue a policy for an Insured Person who is older than 75.

     No insurance under a policy will take effect: (a) until we deliver a policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

     See "The Features of EquiBuilder III(TM) Policies-Flexible Premium Payments" and "Distribution of the Policies-Applications," below for additional information concerning procedures for obtaining a policy.

Maturity Benefit

     If the Insured Person is still living on the policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The policy will then end.

Changes in EquiBuilder III(TM) Policies

     EquiBuilder III(TM) policies provide you flexibility to choose from a variety of strategies, described in the sections that follow, that enable you to increase or decrease your insurance protection.

     A reduction in Face Amount lessens emphasis on the policy's insurance coverage by reducing both the death benefit and the amount at risk (the difference between the current death benefit under the policy and the amount of the Policy Account). The reduced amount at risk results in lower cost of insurance charges against the Policy Account. See "The Features of EquiBuilder III(TM) Policies-Changing the Face Amount of Insurance," below.

     A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the policy's Face Amount, while providing a cash payment. It does not reduce the amount at risk or the cost of insurance charges. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below.

     Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the amount at risk and the cost of insurance charge unchanged.
See "The Features of EquiBuilder III(TM) Policies-Flexible Premium Payments," below.

     Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the amount at risk. See "The Features of EquiBuilder III(TM) Policies-Changing the Face Amount of Insurance," below.

     Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the amount at risk and cost of insurance charge unchanged. See "The Features of EquiBuilder III(TM) Policies-Flexible Premium Payments," below.

Changing the Face Amount of Insurance

     Any time after the first policy year while a policy is in force, you may change your policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval and the following conditions:

     For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

     Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge for each increase against the Policy Account. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge.

     You may not reduce the Face Amount below the minimum we require to issue a policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Deductions and Charges-Surrender Charge," below.

     We currently disapprove a requested decrease in the Face Amount if it would trigger the alternate death benefit requirement. (This is the federal tax law provision that can require us to pay as a death benefit a percentage multiple of the Policy Account.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the

Policy Account, and then we decrease the Face Amount. See "The Features of EquiBuilder III(TM) Policies-Death Benefits," above.

     Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

     Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a policy to become a "modified endowment contract" or may have other adverse tax consequences. See "Federal Tax Considerations," below.

Changing Death Benefit Options

     Any time after the first policy year while a policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount in the Policy Account on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a policy at the time of the reduction. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount in the Policy Account on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see "Deductions and Charges-Charges Against the Policy Account-Cost of Insurance Charge," below).

     Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

     We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

     Any change in the Face Amount or death benefit option of a policy is effective at the beginning of the policy month following the date we approve the request. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your policy. We may also request that you return your policy to us so that we can make the appropriate changes.

     In some cases, we may not approve a change you request because it might disqualify the policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations," below.

Flexible Premium Payments

     You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a policy. Planned premiums may not equal the amount of premiums that will keep your policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time.

     You must pay a minimum initial premium on or before the date on which we deliver the policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the policy and any additional benefits you select. Make the first premium payment by check or money order payable to "The American Franklin Life Insurance Company." Pay any additional premiums by check or money order payable to "The American Franklin Life Insurance Company" and send them to our Administrative Office.

     We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Office. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

     Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a policy year if the payments would cause the policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," below.

     If you stop paying premiums temporarily or permanently, the policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a policy because of investment experience, policy changes or other factors.

     The tables set forth below under "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums" illustrate how the key financial elements of EquiBuilder III(TM) policies work. The tables show death benefits and Policy Account and cash surrender values with Face Amounts and planned annual premiums of different amounts for Insured Persons of different ages.

Additional Benefits

     You may add additional benefits to your policy. We will assess a monthly charge against the Policy Account for each additional benefit, other than the accelerated benefit settlement option rider. You can cancel these benefits at any time. Your policy will have more details if you select any of these benefits. The following additional benefits are currently available:

     Disability Waiver Benefit.  With this benefit, we waive monthly charges
     -------------------------
from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. If the disability starts before the policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues).

     Accidental Death Benefit.  We will pay an additional benefit if the Insured
     ------------------------
Person dies from bodily injury that results from an accident, provided the Insured Person dies before the policy anniversary nearest his or her 70th birthday.

     Children's Term Insurance.  This benefit provides term life insurance on
     -------------------------
the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children, who have not yet reached their eighteenth birthdays. The charge for this benefit covers all children under eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first.

     Term Insurance on an Additional Insured Person.  You may obtain term
     ----------------------------------------------
insurance for another person, such as the Insured Person's spouse. We will deduct a separate charge for each additional Insured Person.

     Accelerated Benefit Settlement Option Rider.  This rider allows you to
     -------------------------------------------
receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

     This rider is available with EquiBuilder III(TM) policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the policies. There is no premium charge for this rider, and you may not add the rider after we have issued a policy. Receipt of an accelerated benefit may be subject to income tax; you should seek assistance from your personal tax advisor before electing a payment option under this rider.

                Variable Investment Division Investment Choices

     After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Deductions and Charges-Deductions from Premiums," below.

     We will invest the Policy Account in the Money Market division until the fifteenth day after we issue the policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions or both, according to your directions in the policy application.
These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

The Separate Account and Its Investment Divisions

     We established the Separate Account on April 9, 1991 under the insurance law of the State of Illinois. It is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company. The Separate Account meets the definition of a "separate account" under federal securities laws.

     The Separate Account has a number of variable investment divisions, each of which invests in shares of a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II or the MFS Variable Insurance Trust. Currently, you may invest premium payments in variable investment divisions investing in the following Funds:


    Fidelity VIP Money Market               Fidelity VIPII Asset Manager: Growth
    Fidelity VIP High Income                Fidelity VIPII Contrafund
    Fidelity VIP Equity-Income              MFS Emerging Growth Series
    Fidelity VIP Growth                     MFS Research Series
    Fidelity VIP Overseas                   MFS Growth With Income Series
    Fidelity VIPII Investment Grade         MFS Total Return Series
    Bond                                    MFS Utilities Series
    Fidelity VIPII Asset Manager            MFS Capital Opportunities Series
    Fidelity VIPII Index 500

The Funds

     Each of the Funds is a portfolio of a diversified open-end management investment company, more commonly called a mutual fund. As "series" type mutual funds, they issue several different "series" of stock, each of which relates to a different Fund. Currently, you may invest amounts in any combination of sixteen portfolios, each of which has different investment objectives, policies and risks.

     The Funds do not impose a sales charge or "load" for buying and selling their shares. The Separate Account buys and sells the Funds' shares at net asset value pursuant to agreements between us and the Funds.

     The Funds sell their shares to separate accounts of insurance companies. See "Voting Rights of a Policy Owner-Voting Privileges of Participants in Other Separate Accounts" for information about measures that we will take to protect Policy Owners in the event of a conflict of interest between the Separate Account and other separate accounts that invest in the Funds.

     You can find out more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which are attached to this Prospectus, and their Statements of Additional Information.

Investment Policies of the Funds

     Each of the Funds has a different investment objective and separate investment policies. The objectives and policies of each Fund will affect its return and its risks. The investment experiences of the variable investment divisions depend on the performances of the corresponding Funds. The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the Funds, however, may be higher or lower than the results of such other funds. We make no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

     Following is a summary of the policies and objectives of the Funds of the Variable Insurance Products Fund:

     VIP Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the Portfolio's investments.

     VIP High Income Portfolio seeks a high level of current income while also considering growth of capital. The Portfolio normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a discussion of the risks of investment in junk bonds, see the Prospectus for the Variable Annuity Products Fund, which is attached to this Prospectus.

     VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio normally invests at least 65% of its total assets in income-producing equity securities.

     VIP Growth Portfolio seeks capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in companies which its investment adviser believes have above-average growth potential.

     VIP Overseas Portfolio seeks long-term growth of capital and normally invests at least 65% of its total assets in foreign securities. The Portfolio normally invests its assets primarily in common stocks.

     Following is a summary of the policies and objectives of the Funds of the Variable Insurance Products Fund II:

     VIPII Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital and normally invests its assets in U.S. dollar-denominated investment-grade bonds. The investment adviser uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the Portfolio and selecting investments and manages the Portfolio to have similar overall interest rate risk to the index.

     VIPII Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

     VIPII Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), and normally invests at least 80% of its assets in common stocks included in the S & P 500. The S & P 500 is a widely recognized, unmanaged index of common stock prices.

     VIPII Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments and other investments.

     VIPII Contrafund Portfolio seeks long-term capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in securities of companies whose value the investment adviser believes is not fully recognized by the public.

     Following is a summary of the policies and objectives of the Funds of the MFS Variable Insurance Trust:

     MFS Emerging Growth Series will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

     MFS Research Series will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

     MFS Growth With Income Series will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The Series will also seek to provide income equal to approximately 90% of the Dividend Yield on the Standard & Poors 500 Composite Index. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

     MFS Total Return Series will primarily seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities.

     MFS Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its total assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

     MFS Capital Opportunities Series will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

     We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or division, by itself, constitutes a balanced investment plan.

     Except for the VIP Money Market, VIPII Investment Grade Bond, VIPII Index 500 and MFS Growth With Income Funds, the Funds can purchase lower-quality bonds, also known as "junk bonds". Junk bonds are highly speculative. They provide poor protection for payment of principal and interest, and are often in default. Changes in an issuer's creditworthiness can cause greater risks of default or price changes than the risks typically associated with higher-rated securities. For a discussion of the risks of investing in junk bonds, see the Prospectuses for the Funds, which are attached to this Prospectus.

     Before you select any Division, you should carefully read the Funds' Prospectuses. To get more copies of the Funds' Prospectuses, contact us.

     Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III(TM) policies. Currently, Massachusetts Financial Services Company ("MFS"), the investment adviser for MFS Variable Insurance Trust, pays us a fee equal, on an annualized basis, to a percentage of the aggregate net assets of each Fund of the MFS Variable Insurance Trust attributable to the EquiBuilder III(TM) policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

     Affiliates of Fidelity Management & Research Company ("FMR"), the investment adviser for the Variable Insurance Products Fund and the Variable Insurance Products Fund II, may compensate us or an affiliate for administrative, distribution, or other services relating to the Funds. Such compensation is generally based on assets of the Funds attributable to the EquiBuilder III(TM) policies and certain other variable contracts we issue. This compensation will not be paid by the Funds, their shareholders or the Policy Owners.

Ownership of the Assets of the Separate Account

     Under Illinois law, we own the assets of the Separate Account and we use them to support EquiBuilder III(TM) policies, other existing variable life policies and other variable life policies we may issue in the future. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of American Franklin. In addition to premiums from EquiBuilder III(TM) policies, we allocate premiums from other policies to the Separate Account. These policy owners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. We may also permit charges owed us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account at any time.

Right to Change Operations

     We reserve the right to change or add investment companies in which Policy Accounts will be invested and to modify how we operate or how the Separate Account operates. We intend to comply with applicable law in making any changes and, if necessary, will seek your approval. We have the right to:

     . add variable investment divisions to, or remove variable investment divisions from, the Separate Account, combine two or more divisions within the

          Separate Account, or withdraw assets relating to EquiBuilder III(TM) policies from one investment division and put them into another;

     . register or end the registration of the Separate Account under the Investment Company Act of 1940;

     . operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of "interested persons" of American Franklin within the meaning of the Investment Company Act of 1940);

     . restrict or eliminate any voting rights of Policy Owners or other people who have voting rights that affect the Separate Account; and

     . modify the provisions of the policies to assure qualification under the pertinent provisions of federal income tax laws or to comply with other applicable federal or state laws.

If any changes result in a material change in the underlying investments of an investment division, you will be notified as required by law. We may, for example, cause an investment division to invest in a mutual fund other than or in addition to the Funds. If, as a result of any such material change, you then wish to transfer your Policy Account in one variable investment division to another variable investment division or to the Guaranteed Interest Division, you may do so without charge, by giving us written instructions. At the same time, you may change the manner in which we allocate net premiums and deductions.

                             Deductions and Charges

     We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the sales expense deduction and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Deductions From Premiums

     We will treat any payment we receive before the final policy date as a premium, unless a policy loan is outstanding and along with the payment we receive written instructions that it is a repayment of the policy loan. (See "Policy Account Transactions - Repaying the Loan," below.) The final policy date is the policy anniversary nearest the Insured Person's 95th birthday. We deduct applicable taxes, and a sales expense deduction (subject to limits) from all premiums. We place the balance of each premium (the "net premium") in the Policy Account.

     All states and certain other jurisdictions (cities, counties, municipalities) tax premium payments or levy other taxes or charges. Taxes currently range up to 5%. We deduct the applicable tax from each premium payment. This is a tax to American Franklin, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax deduction will also vary with the amount of the premium. We will increase or decrease this deduction to reflect any changes in the applicable taxes. In addition, if you change your place of residence, we will change the deduction to match the new tax rate. You should notify us if you move.

     We deduct a sales expense of 5% of each premium paid during any policy year until the total premiums for the policy year equal the Target Premium. (See "Definitions," above, and "Deductions and Charges-Surrender Charge," below, for more information on the Target Premium). We do not deduct a sales expense charge for premiums above a Target Premium that you pay during that policy year. During the next policy year, we will again deduct a sales expense charge of 5% until total premiums paid during that policy year equal the Target Premium. You can reduce aggregate sales expense deductions by concentrating premium payments in a few policy years so that the premiums paid in each of those years exceed a target premium. However, concentrating premium payments during a policy's early policy years, and in particular during the first policy year, may increase the contingent deferred sales charge if you surrender your policy or, in some instances, if you reduce your policy's Face Amount or let it lapse during the first ten policy years. See "Deductions and Charges - Surrender Charge," below. In addition, concentrating premium payments during the first seven policy years can increase the likelihood that a policy will be considered a modified endowment contract. See "Federal Tax Considerations - Policy Proceeds," below.

     We deduct sales expenses to recover some expenses of distributing the EquiBuilder III(TM) policies. These expenses include agents' commissions and printing EquiBuilder III(TM) prospectuses and sales literature. We also recover sales expenses through a contingent deferred sales charge, which we impose if the policy is surrendered or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years. The amount of sales expense deductions and contingent deferred sales charges in any policy year might not equal the actual sales expenses in that year. See "Deductions and Charges-Surrender Charge," and "Distribution of the Policies," below.

Charges Against the Policy Account

     At the beginning of each policy month, we deduct the following charges from each Policy Account.

     Administrative Charge. The current charge is $6 per month. We deduct this charge to cover the continuing costs of maintaining the EquiBuilder III(TM) policies, such as premium billing and collection, claim processing, policy transactions, record keeping, communications with Policy Owners and other expenses and overhead. We may raise this charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

     At the beginning of each of the first twelve policy months that a policy is in effect, we will also deduct an administrative charge of $24 per month. We use this charge to recover costs of issuing and placing the policy such as application processing, medical examinations, establishment of policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class).

     Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the amount at risk at the beginning of the policy month divided by $1,000. The amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "The Features of EquiBuilder III(TM) Policies-Death Benefits," above), the amount at risk for the month will also rise.

     For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the amount at risk and with increasing age of the Insured Person.

     We base the cost of insurance rate on the Insured Person's sex, age and risk class and the Face Amount size of the policy at the time of the charge. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in a particular policy. We base the maximum charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male non-tobacco user at various ages.

     In Montana and Massachusetts there will be no distinctions based on sex. Congress and various states legislatures have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. Employers and Employee Organizations should consider the impact of Title VII of the Civil Rights Act of 1964 on the purchase of an EquiBuilder III(TM) policy in connection with an employment-related insurance or benefit plan. See "Employee Benefit Plans," below. Where required, we will provide cost of insurance charges that do not distinguish between males and females.

           Illustrative Table of Monthly Cost of Insurance Rates for
            Male Non-Tobacco (rounded) per $1,000 of Amount at Risk

                     $50,000 - $199,999           $200,000 and Over
                   Face Amount Size Band        Face Amount Size Band
                   ---------------------        ---------------------

     Attained     Guaranteed       Current     Guaranteed        Current
     Age          Maximum Rate     Rate        Maximum Rate      Rate
     ---          ------------     ----        ------------      ----
     5            $ .08            $ .08       $ .08             $ .08
     15             .11              .11         .11               .10
     25             .15              .10         .15               .10
     35             .18              .11         .18               .10
     45             .38              .20         .38               .17
     55             .88              .48         .88               .42
     65            2.14             1.16        2.14              1.05


     For a male non-tobacco user, age 35, with a $100,000 Face Amount Option A policy, an initial premium of $1,000, and a 2% premium tax, the cost of insurance for the first month will be $10.90. This example reflects deduction of a 5% sales expense and the current administrative charges ($6 per month plus the additional charge of $24 per month that applies for the first 12 policy months) and uses the current cost of insurance rate ($.11 per $1,000).

     Charges for Additional Benefits. We will deduct the cost of any additional benefits on a monthly basis. We may change these charges, but each policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     Changes in Monthly Charges. We will make any changes in the cost of insurance, charges for additional benefits or administrative charges by class of Insured Person, and we will base them on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Charges Against The Separate Account

     Mortality and Expense Risks. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that insured persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an effective annual rate of .75% of the value of the assets in the Separate Account attributable to EquiBuilder III(TM) policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value-Determination of Unit Value", below.

     We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

     Tax Reserve. We reserve the right to assess a charge for taxes or to build reserves set aside for taxes. This will reduce the investment income of the variable investment divisions. See "Federal Tax Considerations," below.

     Charges Against the Funds. The Separate Account purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge. See "Summary--Charges and Deductions."

     See the Prospectuses and the Statements of Additional Information of the Funds for more information about the services provided by and the fees paid to FMR, MFS and affiliated companies.

Surrender Charge

     If you totally surrender your policy or, in some instances, if you reduce the Face Amount of your policy or let it lapse during the first ten policy years, we assess a surrender charge to recover sales expenses. The amount of the surrender charge will vary depending on the policy year in which you surrender your policy and the amount of premium you have paid. We will not assess any surrender charge after the tenth policy year.

     We base surrender charges on Target Premiums. Target Premiums are not the same thing as the "planned" premium you determine. See "The Features Of EquiBuilder III(TM) Policies - Flexible Premium Payments." We base Target Premiums on the age and sex of the Insured Person, the initial Face Amount of the policy and the types and amounts of any additional benefits. Paying the Target Premium does not guarantee that the policy will remain in effect.

     Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth policy year, there is no surrender charge.

     Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge equals 25% of premium payments you make during the first policy year up to the amount of one Target Premium and 9% of any additional premiums you pay during the first ten policy years, but not more than 50% of one Target Premium.

     Paying less than one Target Premium in the first policy year will reduce the surrender charge only if you do not pay more than approximately five Target Premiums before surrender or lapse (i.e., only if the maximum surrender charge is not reached). However, structuring payments in this manner will increase the risk that a policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

--------------------------------------------------------------------------------
Assume a $200,000 initial Face Amount policy for a male age 40. This policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each policy year. The following table shows the surrender charge which would apply under different premium payment assumptions if surrender of the policy were to occur during the indicated policy year.

During    Premium     Charge      Premium     Charge      Premium       Charge
Year
 1        $3000       $ 635       $2280       $ 570       $1140         $ 285
 2         3000         905        2280         775        3420           593
 3         3000        1140        2280         980        2280           790
 4         3000        1140        2280        1140        2280          1003
 5         3000        1140        2280        1140        2280          1140
 6         3000        1140        2280        1140        2280          1140
 7         3000         912        2280         912        2280           912
 8         3000         684        2280         684        2280           684
 9         3000         456        2280         456        2280           456
10         3000         228        2280         228        2280           228
--------------------------------------------------------------------------------

          We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

          During the first ten policy years, we will treat a decrease in the Face Amount of a policy as a partial surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

     --------------------------------------------------------------------------
          For example, assume that we issue a policy for a male age 40 with a Face Amount of $200,000. In the third policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three policy years and that the maximum surrender charge for the third policy year is $1,140. To determine the portion of the surrender charge:

          Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 divided by $200,000 = .5)
     --------------------------------------------------------------------------

     ---------------------------------------------------------------------------
          Then multiply this fraction by the surrender charge in effect before the decrease.

               Pro rata surrender charge = .5 x $1,140 = $570.

          Thus, you would be charged $570 for decreasing the Face Amount of this policy from $200,000 to $100,000 during the third policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the policy or let the policy lapse after you pay enough premiums to reach the maximum.
     ---------------------------------------------------------------------------

     Other Transaction Charges

          In addition to the deductions and charges described above, we charge fees for certain policy transactions against the Policy Account:

          Partial Withdrawal of Net Cash Surrender Value. There is an administrative charge that is currently $25 or 2% of the amount withdrawn, whichever is less, each time you make a partial withdrawal. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below.

          Increase in the Face Amount of Insurance. There is an administrative charge that is currently $1.50 for each $1,000 of increase up to a maximum charge of $300. See "The Features of EquiBuilder III(TM) Policies-Changes in EquiBuilder III(TM) Policies," above.

          Transfers. If you make more than four transfers of Policy Account value in a policy year among variable investment divisions, we will charge up to $25 for each additional transfer in that policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions-Transfers of Policy Account Value Among Investment Divisions," below. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

          Illustrations. If, after a policy is issued, you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a policy year, we may charge a fee. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values and Accumulated Premiums," below.

          We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the amounts that we set out above. See also "Deductions and Charges-Surrender Charge," above.

Allocation of Policy Account Charges

     Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first policy month from the Money Market division. See "Variable Investment Division Investment Choices."

     Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive them.

     We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                              Policy Account Value

     The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

     Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division," below.

Amounts in the Variable Investment Divisions

     We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" and "The Guaranteed Interest Division-Transfers from the

Guaranteed Interest Division," below, regarding the effective dates of Policy Account transactions.)

     The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

     You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Determination of the Unit Value

     We determine unit values for each variable investment division at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We will not process any policy transactions as of any day that is not a business day other than to issue a policy anniversary report, make monthly charge deductions and pay the death benefit under a policy. For purposes of receiving Policy Owner requests, we are open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time.

     The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

     We determine a net investment factor for each variable investment division every business day as follows:

     . First, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the Fund;

     . Next, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

     . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any policy transactions on that day);

     . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .00002063, which is an effective annual rate of .75%;

     . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

     Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                          Policy Account Transactions

     The transactions we describe below may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "The Features of EquiBuilder III(TM) Policies-Changes in EquiBuilder III(TM) Policies," above. Certain transactions also entail charges. For information regarding other charges, see "Deductions And Charges," above.

Changing Premium and Deduction Allocation Percentages

     You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

     You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among variable investment divisions in each policy year without charge. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. To make a transfer, give us instructions at our Administrative Office.

     If there is a charge for making a transfer, we will allocate the charge as described under "Deductions And Charges-Allocation of Policy Account Charges," above. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

     A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

     The policies are not designed for professional market timing organizations or other entities using progammed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding telephone requests or to stop permitting telephone requests altogether.

     Special rules apply to transfers from the Guaranteed Interest Division. See "The Guaranteed Interest Division-Transfers From The Guaranteed Interest Division," below.

Borrowing from the Policy Account

     At any time that a policy has a net cash surrender value, you may borrow money from us using only your policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations-Policy Proceeds," below, with respect to the federal income tax consequences of a loan.

Loan Requests

     Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

     If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

     Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

     The maximum rate is the greater of:

     .    5-1/2%; or

     . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

     If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the policy.

     We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

     Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

     Interest is due on each policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

     You may repay all or part of a policy loan at any time while the Insured Person is alive and a policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a policy loan is outstanding, we will apply all amounts we receive in respect to that policy as a premium unless you include with the payment written instructions that we should apply it to repayment of the policy loan.

     We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the VIP Equity-Income Division, we will not allocate repayments to the VIP Equity-Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

     A loan against a policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the policy, even if you repay it. When we make a loan against a policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

     We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4-1/2%. Currently, (1) for the first ten policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and (2) after the tenth policy year, (a) the interest rate applied to Preferred Loan amounts (as defined in the following paragraph) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set forth in clause (1) above. Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

     "Preferred Loans" are policy loans made after the tenth policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. The following table shows the maximum amount eligible for Preferred Loan status for the applicable policy year:

                  Policy Year          Maximum Aggregate Amount Eligible for
                                       Preferred Loan Status as a Percentage
                                       of the Cash Surrender Value

                  11                   10%
                  12                   20%
                  13                   30%
                  14                   40%
                  15                   50%
                  16                   60%
                  17                   70%
                  18                   80%
                  19 and thereafter    90%

     The percentage limits set forth in the table above are cumulative (not per policy year) limits, and are also subject to the overall maximum aggregate amount that will be loaned, which is 90% of the cash surrender value of the policy.

     The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division.

     A policy loan may also affect the amount of time that the insurance provided by a policy remains in force. For example, a policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the policy, then the lapse provisions of the policy will apply. Since the policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the policy in force if you borrowed the maximum amount. For more information about these provisions, see "Additional Information About EquiBuilder III(TM) Policies-Lapse of the Policy," below.

Withdrawing Money from the Policy Account

     After a policy has been in effect for a year, you may request a partial withdrawal of the net cash surrender value by sending us a written request. The withdrawal and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any withdrawal is subject to certain conditions. It must:

          .    Be at least $500;

          . Not cause the death benefit to fall below the minimum for which we would issue the policy at the time (see "Policy Account Transactions-The Effects of a Partial Withdrawal," below); and

          . Not cause the policy to fail to qualify as life insurance under applicable law.

     You may specify how much of the withdrawal you want taken from each investment division. If you do not give us instructions, we will make the withdrawal on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

     When you make a partial withdrawal of net cash surrender value, we assess a current expense charge of $25 or 2% of the amount withdrawn, whichever is less, against the Policy Account. We will allocate this charge equally among the divisions from which the withdrawal was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Deductions And Charges-Allocation of Policy Account Charges," above.

     A partial withdrawal of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "The Features of EquiBuilder III(TM) Policies-Death Benefits," above.

     If you have death benefit Option A, we will also reduce the Face Amount of the policy so there will be no change in the amount at risk. We will not deduct any pro rata surrender charge in connection with a reduction in Face Amount we make in connection with a partial withdrawal of net cash surrender value. We will send you an endorsement to reflect this change. We may ask you to return the policy to us so that we can make a change. A partial withdrawal will not affect the Face Amount of the policy if death benefit Option B is in effect.
See "Federal Tax Considerations-Tax Treatment of Policy Benefits," below, for the tax consequences of a partial withdrawal. A policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

     During the first ten policy years, the cash surrender value of a policy is the amount in the Policy Account minus the surrender charge described under "Deductions And Charges - Surrender Charge," above. After ten policy years, the cash surrender value and Policy Account are the same. Especially during the initial policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

     You may surrender a policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the policy and a written request in a form satisfactory to us. The net cash surrender value of the policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the policy, and all insurance coverage under the policy will end on that date. See "Federal Tax Considerations - Tax Treatment of Policy Benefits," below, for the tax consequences of a surrender.

                       The Guaranteed Interest Division

     You may allocate some or all of your Policy Account to the Guaranteed Interest Division, which is part of our General Account and pays interest at a declared rate guaranteed by us for each policy year. We also guarantee the principal, after charges. The General Account supports our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, we have not registered interests in the Guaranteed

Interest Division under the Securities Act of 1933, and we have registered neither the Guaranteed Interest Division nor the General Account as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this Prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws which require statements in a prospectus to be accurate and complete.

Amounts in the Guaranteed Interest Division

     You may accumulate amounts in the Guaranteed Interest Division by:

     .    Allocating net premiums and loan repayments;

     .    Transferring amounts from the variable investment divisions; or

     . Earning interest on amounts already allocated to the Guaranteed Interest Division.

     The amount in the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments and transfers you have allocated to that division and earned interest, plus amounts securing any outstanding policy loans. This amount is reduced by amounts you transfer or withdraw from and charges you allocate to this division.

Interest on Amounts in the Guaranteed Interest Division

     We pay a declared interest rate on all amounts in the Guaranteed Interest Division. At policy issuance and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. We pay different rates on unloaned and loaned amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 4-1/2%. Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year.

     At the end of each policy month, we will credit interest to amounts in the Guaranteed Interest Division in the following way:

     . We credit amounts in the Guaranteed Interest Division during the entire policy month with interest from the beginning to the end of the month;

     . We credit amounts added to the Guaranteed Interest Division during the month from net premiums or loan repayments with interest from the date we receive them, except for the initial net premium payment;

     . We credit amounts you transfer to the Guaranteed Interest Division with interest from the date of the transfer to the end of the month; and

     . We credit amounts charged against or withdrawn from the Guaranteed Interest Division with interest from the beginning of the policy month to the date of the charge or withdrawal.

     We allocate interest credited to any loaned amounts in the Guaranteed Interest Division to the unloaned portion of the Guaranteed Interest Division.

Transfers from the Guaranteed Interest Division

     You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy.

         Additional Information About EquiBuilder III(TM) Policies(TM)

Right to Examine

     You have a right to examine your policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limits described below by sending it to us with a written request to cancel.

     A request to cancel the policy must be postmarked no later than the latest of the following two dates:

     10 days after you receive your policy; or

     45 days after you sign Part 1 of the policy application.

     If you cancel the policy, we will, within seven days of receipt of the policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account.

     Insurance coverage ends when you send a request for cancellation.

Lapse

     If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding policy loan plus loan interest exceeds the cash surrender value of the policy. In either case, we will notify you that a grace period has begun during which you must pay an additional premium to prevent lapse of the policy, and that you must pay a specified amount of premium that will cover estimated monthly charges for three months, to avoid lapse of the policy. The grace period extends for 61 days beginning on the day we send you notice that it is starting.

     If we receive at least the specified amount before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the policy.

     If we do not receive at least the specified payment within the 61 days, the policy will lapse without value. We will withdraw any amount left in the Policy Account and apply this amount to the charges owed us, including any applicable surrender charge.

     If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding policy loan and loan interest and overdue charges.

Reinstatement

     You may reinstate your policy within three years after it lapses if:

     .    You provide evidence that the Insured person is still insurable; and

     . You send us a premium payment sufficient to keep the policy in force for three months after the date it is reinstated.

     The effective date of the reinstated policy will be the beginning of the policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce the maximum surrender charge for the policy by the amount of all surrender charges previously imposed on the policy, and for purposes of determining any future surrender charges on the policy, we will deem the policy to have been in effect since the original Register Date. We will not reinstate previous loans.

Policy Periods, Anniversaries, Dates and Ages

     We measure policy years, policy months and policy anniversaries from the Register Date shown on the Policy Information page in the policy. Each policy month begins on the same day in each calendar month as the day of the month of the Register Date. For purposes of receiving Policy Owner requests, we are open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time.

     The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each policy, is the date we actually issue a policy, and depends on the underwriting and other requirements for issuing a particular policy. Contestability is measured from the issue date, as is the suicide exclusion.

     We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages.
We first assess charges and deductions under the policy as of the Register Date. See "The Features of EquiBuilder III(TM) Policies-Death Benefits," above, regarding the commencement of insurance coverage.

     The final policy date is the policy anniversary nearest the Insured Person's 95th birthday. The policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

     Generally, references in this Prospectus to the age of the Insured Person refer to his or her age on the birthday nearest to that particular date.

                          Federal Tax Considerations

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

In General

     Your policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the policy will meet these requirements and that:

 .    the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

 .    increases in your policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your policy can be affected by whether your policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for Modified Endowment Contract Status

     Your policy will be a "modified endowment contract" if, at any time during the first seven policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your policy's specified amount of coverage, and certain other changes.

     If your policy's benefits are reduced during the first seven policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount resulting from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

Other Effects of Policy Changes

     Changes made to your policy (for example, a decrease in benefits or a lapse or reinstatement of your policy) may also have other effects on your policy. Such effects may include impacting the maximum amount of premiums that can be paid under your policy, as well as the maximum amount of accumulation value that may be maintained under your policy.

Taxation of Pre-death Distributions if Your Policy is Not a Modified Endowment Contract

     As long as your policy remains in force during the Insured Person's lifetime and not as a modified endowment contract, a policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the policy loan generally will not be tax deductible.

     After the first 15 policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any policy loan) over your basis in the policy, will be subject to federal income tax. In addition, if a policy ends after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your policy you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

Taxation of Pre-death Distributions if Your Policy is a Modified Endowment Contract

     If your policy is a modified endowment contract, any distribution from your policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the policy. For modified endowment contracts, your basis is similar to the basis described above for other policies, except that your basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy ends after a grace period while there is a policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any policy loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

     Distributions that occur during a policy year in which your policy becomes a modified endowment contract, and during any subsequent policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Policy Lapses and Reinstatements

     A policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification

     Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VUL-2, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we have entered into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular divisions within Separate Account VUL-2 may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VUL-2, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that American Franklin, and not the owner of a policy, would be considered the owner of the assets of Separate Account VUL-2.

Estate and Generation Skipping Taxes

     If the insured person is the policy's owner, the death benefit under the policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The Taxpayer Relief Act of 1997 gradually raises the value of the credit over the next seven years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life Insurance in Split Dollar Arrangements

     Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of the insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

Pension and Profit-sharing Plans

     If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

Other Employee Benefit Programs

     Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for, by, or issued to, a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

     Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

Our Taxes

     We report the operations of Separate Account VUL-2 in our federal income tax return, but we currently pay no income tax on Separate Account VUL-2's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any Separate Account VUL-2 division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VUL-2 for income taxes we incur that are allocable to the policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VUL-2 or allocable to the policy.

     Certain Funds in which Separate Account VUL-2 assets are invested may elect to pass through to American Franklin taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to American Franklin. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to American Franklin.

When We Withhold Income Taxes

     Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, nonresident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

Tax Changes

     The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

  Illustrations of Death Benefits, Policy Account and Cash Surrender Values,
                           and Accumulated Premiums


     We intend for the tables below to illustrate how the key financial elements of a policy work. The tables show how death benefits and Policy Account and cash surrender values ("policy benefits") could vary over an extended period of time if the variable investment divisions had constant hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 4%, 8% or 12%, over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on a particular Policy Owner's premium allocation to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual variable investment divisions. The tables are for male non-tobacco users. We assume that planned premium payments are paid at the beginning of each policy year.
The difference between the Policy Account and the cash surrender value in the first ten years is the surrender charge.

     The tables illustrate cost of insurance and expense charges (policy cost factors) at both current rates (which are described under "Deductions and Charges-Deductions from the Policy Account-Cost of Insurance Charge" and "Deductions and Charges-Charges Against the Separate Account," above) and at the maximum rates we guarantee in the policies. The amounts shown illustrate policy benefits on the last day of selected policy years. The illustrations reflect a daily charge against the variable investment divisions. This charge includes a
 .75% annual charge against the variable investment divisions for mortality and expense risks, and a charge for the effect on each division's investment experience of the charges to the Funds' assets for management (.59% of aggregate average daily net assets is assumed) and direct expenses of the Funds (.11% of aggregate average daily net assets is assumed). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.45%, on 4% it would be 2.55%, on 8% it would be 6.55% and on 12% it would be 10.55%. Management fees and direct expenses of the Funds vary by Fund and may vary from year to year. The charges to the Funds' assets for management and direct expenses are based on the average of the expense ratios of each of the Funds for the last fiscal year and take into account current expense reimbursement arrangements.

     Fidelity Management has voluntarily agreed to use a portion of the brokerage commissions paid by certain Funds to reduce their total expenses. In addition, certain Fidelity Funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Each MFS Fund has an expense offset arrangement which reduces the Fund's custodian fee, and the investment adviser has agreed to bear expenses for MFS Capital Opportunities such that certain expenses shall not exceed a specified percentage of average net assets.

Such arrangements, which may be terminated at any time without notice, will increase a Fund's yield.

     The tables reflect a deduction from each premium for taxes (a 2% deduction is assumed) and a sales expense deduction of 5% of each premium paid during any policy year until total premiums for that policy year equal the Target Premium. There are tables for both Death Benefit Option A and Death Benefit Option B and we illustrate each option using current and guaranteed policy cost factors. The current cost tables assume that the monthly administrative charge remains constant at $6. The guaranteed tables assume that the monthly administrative charge is $6 in the first year and $12 thereafter. In each case, we assume deduction of the current additional monthly administrative charge of $24 per month to cover costs of establishing a policy in each of the first 12 policy months. The tables reflect the fact that we currently do not deduct anything for federal or state income taxes. If we deduct charges for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 4%, 8% or 12%. All illustrations assume that no transfers, withdrawals, policy loans, or changes in Face Amount or Death Benefit Option will be made and that no additional benefits are added to the policy.

     The second column of each table shows what would happen if an amount equal to the gross premiums were invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is surrendered in its very early years for payment of its cash surrender value, that cash surrender value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time will be high.

     At the request of an applicant for a policy, we will furnish a comparable illustration based on the age and sex of the proposed Insured Person, standard risk assumptions, a stipulated initial Face Amount and proposed premiums. Upon request after issuance we will also provide an illustration of future policy benefits based on both guaranteed and current cost factor assumptions and actual Policy Account value. If you request illustrations more than once in any policy year, we may assess a charge.

                      Table of Contents For Illustrations

Initial Face Amount $200,000 Male Non-Tobacco

                                                       Premium        Page

Age 40, Option A-Current Charges                        $3,000          46

Age 40, Option A-Guaranteed Charges                     $3,000          46

Age 40, Option B-Current Charges                        $3,000          47

Age 40, Option B-Guaranteed Charges                     $3,000          47

Initial Face Amount $100,000 Male Non-Tobacco

                                                       Premium        Page

Age 40, Option A-Current Charges                        $1,500          48

Age 40, Option A-Guaranteed Charges                     $1,500          48

Age 40, Option B-Current Charges                        $1,500          49

Age 40, Option B-Guaranteed Charges                     $1,500          49

           EquiBuilder III Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company

                     INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO USER             PLANNED PREMIUM $3,000
                        DEATH BENEFIT OPTION A                   ASSUMING CURRENT CHARGES

                             Insurance Benefit(2)                   Policy Account/(2)/                Cash Surrender Value/1/
Last Day                  Assuming Hypothetical Gross          Assuming Hypothetical Gross           Assuming Hypothetical Gross
   Of                     Annual Investment Return of          Annual Investment Return of           Annual Investment Return of
 Policy Accumulated
  Year  Premium/(1)/   0%        4%       8%       12%         0%       4%       8%      12%         0%      4%       8%       12%
    1       3,150   200,000   200,000  200,000   200,000      2,148    2,247    2,346   2,446      1,513    1,612    1,711     1,811
    2       6,458   200,000   200,000  200,000   200,000      4,528    4,821    5,122   5,431      3,623    3,916    4,217     4,526
    3       9,930   200,000   200,000  200,000   200,000      6,852    7,439    8,058   8,710      5,712    6,299    6,918     7,570
    4      13,577   200,000   200,000  200,000   200,000      9,123   10,104   11,166  12,316      7,983    8,964   10,026    11,176
    5      17,406   200,000   200,000  200,000   200,000     11,338   12,815   14,457  16,281     10,198   11,675   13,317    15,141
    6      21,426   200,000   200,000  200,000   200,000     13,501   15,576   17,946  20,649     12,361   14,436   16,806    19,509
    7      25,647   200,000   200,000  200,000   200,000     15,584   18,360   21,618  25,434     14,672   17,448   20,706    24,522
    8      30,080   200,000   200,000  200,000   200,000     17,592   21,171   25,488  30,686     16,908   20,487   24,804    30,002
    9      34,734   200,000   200,000  200,000   200,000     19,525   24,011   29,573  36,459     19,069   23,555   29,117    36,003
   10      39,620   200,000   200,000  200,000   200,000     21,385   26,882   33,889  42,810     21,157   26,654   33,661    42,582
   11      44,751   200,000   200,000  200,000   200,000     23,173   29,785   38,453  49,808     23,173   29,785   38,453    49,808
   12      50,139   200,000   200,000  200,000   200,000     24,917   32,748   43,310  57,549     24,917   32,748   43,310    57,549
   13      55,796   200,000   200,000  200,000   200,000     26,585   35,744   48,453  66,091     26,585   35,744   48,453    66,091
   14      61,736   200,000   200,000  200,000   200,000     28,181   38,775   53,905  75,528     28,181   38,775   53,905    75,528
   15      67,972   200,000   200,000  200,000   200,000     29,706   41,845   59,690  85,965     29,706   41,845   59,690    85,965
   16      74,521   200,000   200,000  200,000   200,000     31,153   44,948   65,831  97,514     31,153   44,948   65,831    97,514
   17      81,397   200,000   200,000  200,000   200,000     32,487   48,055   72,326 110,285     32,487   48,055   72,326   110,285
   18      88,617   200,000   200,000  200,000   200,000     33,728   51,184   79,224 124,441     33,728   51,184   79,224   124,441
   19      96,198   200,000   200,000  200,000   200,000     34,871   54,332   86,552 140,147     34,871   54,332   86,552   140,147
   20     104,158   200,000   200,000  200,000   211,149     35,906   57,494   94,345 157,574     35,906   57,494   94,345   157,574
   25     150,340   200,000   200,000  200,000   336,314     39,114   73,310  141,735 275,667     39,114   73,310  141,735   275,667

           EquiBuilder III Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company

                     INITIAL FACE AMOUNT $200,000             MALE AGE 40 NON-TOBACCO USER             PLANNED PREMIUM $3,000
                        DEATH BENEFIT OPTION A                ASSUMING GUARANTEED CHARGES

                             Insurance Benefit(2)                  Policy Account/(2)/                Cash Surrender Value(2)
Last Day                  Assuming Hypothetical Gross          Assuming Hypothetical Gross           Assuming Hypothetical Gross
   Of                     Annual Investment Return of          Annual Investment Return of           Annual Investment Return of
 Policy Accumulated
  Year  Premium/(1)/   0%        4%       8%       12%         0%       4%       8%      12%         0%      4%       8%       12%
    1       3,150   200,000   200,000   200,000   200,000     2,148    2,247   2,346    2,446     1,513    1,612     1,711     1,811
    2       6,458   200,000   200,000   200,000   200,000     4,121    4,405   4,698    4,999     3,216    3,500     3,793     4,094
    3       9,930   200,000   200,000   200,000   200,000     6,018    6,571   7,156    7,773     4,878    5,431     6,016     6,633
    4      13,577   200,000   200,000   200,000   200,000     7,835    8,740   9,723   10,790     6,695    7,600     8,583     9,650
    5      17,406   200,000   200,000   200,000   200,000     9,573   10,911  12,406   14,074     8,433    9,771    11,266    12,934
    6      21,426   200,000   200,000   200,000   200,000    11,225   13,079  15,209   17,651    10,085   11,939    14,069    16,511
    7      25,647   200,000   200,000   200,000   200,000    12,792   15,243  18,139   21,552    11,880   14,331    17,227    20,640
    8      30,080   200,000   200,000   200,000   200,000    14,270   17,399  21,202   25,813    13,586   16,715    20,518    25,129
    9      34,734   200,000   200,000   200,000   200,000    15,657   19,543  24,404   30,471    15,201   19,087    23,948    30,015
   10      39,620   200,000   200,000   200,000   200,000    16,945   21,670  27,752   35,567    16,717   21,442    27,524    35,339
   11      44,751   200,000   200,000   200,000   200,000    18,133   23,775  31,254   41,151    18,133   23,775    31,254    41,151
   12      50,139   200,000   200,000   200,000   200,000    19,206   25,844  34,908   47,270    19,206   25,844    34,908    47,270
   13      55,796   200,000   200,000   200,000   200,000    20,152   27,864  38,719   53,978    20,152   27,864    38,719    53,978
   14      61,736   200,000   200,000   200,000   200,000    20,959   29,823  42,688   61,341    20,959   29,823    42,688    61,341
   15      67,972   200,000   200,000   200,000   200,000    21,610   31,703  46,816   69,431    21,610   31,703    46,816    69,431
   16      74,521   200,000   200,000   200,000   200,000    22,095   33,494  51,115   78,338    22,095   33,494    51,115    78,338
   17      81,397   200,000   200,000   200,000   200,000    22,402   35,182  55,592   88,166    22,402   35,182    55,592    88,166
   18      88,617   200,000   200,000   200,000   200,000    22,526   36,762  60,265   99,041    22,526   36,762    60,265    99,041
   19      96,198   200,000   200,000   200,000   200,000    22,454   38,218  65,149  111,102    22,454   38,218    65,149   111,102
   20     104,158   200,000   200,000   200,000   200,000    22,171   39,538  70,262  124,517    22,171   39,538    70,262   124,517
   25     150,340   200,000   200,000   200,000   265,491    16,541   43,044  99,791  217,615    16,541   43,044    99,791   217,615

/(1)/ Assumes Net Interest of 5% compounded annually.

/(2)/ Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

_________________________

           EquiBuilder III Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company

                INITIAL FACE AMOUNT $200,000                     MALE AGE 40 NON-TOBACCO USER            PLANNED PREMIUM $3,000
                   DEATH BENEFIT OPTION B                          ASSUMING CURRENT CHARGES

Last Day                      Insurance Benefit(2)                  Policy Account(2)               Cash Surrender Value(2)
  Of                       Assuming Hypothetical Gross         Assuming Hypothetical Gross         Assuming Hypothetical Gross
Policy  Accumulated        Annual Investment Return of         Annual Investment Return of         Annual Investment Return of
 Year   Premiums(1)     0%       4%        8%       12%        0%        4%       8%      12%        0%        4%      8%      12%
    1       3,150    202,144  202,243   202,342   202,442      2,144    2,243    2,342    2,442      1,509    1,608   1,708    1,807
    2       6,458    204,517  204,809   205,109   205,418      4,517    4,809    5,109    5,418      3,612    3,904   4,205    4,513
    3       9,930    206,830  207,414   208,031   208,681      6,830    7,414    8,031    8,681      5,690    6,274   6,891    7,541
    4      13,577    209,083  210,059   211,117   212,260      9,083   10,059   11,117   12,260      7,943    8,919   9,977   11,120
    5      17,406    211,276  212,744   214,376   216,187     11,276   12,744   14,376   16,187     10,136   11,604  13,236   15,047
    6      21,426    213,412  215,470   217,821   220,502     13,412   15,470   17,821   20,502     12,272   14,330  16,681   19,362
    7      25,647    215,458  218,207   221,432   225,210     15,458   18,207   21,432   25,210     14,546   17,295  20,520   24,298
    8      30,080    217,420  220,957   225,222   230,356     17,420   20,957   25,222   30,356     16,736   20,273  24,538   29,672
    9      34,734    219,298  223,720   229,202   235,985     19,298   23,720   29,202   35,985     18,842   23,264  28,746   35,529
   10      39,620    221,091  226,495   233,382   242,148     21,091   26,495   33,382   42,148     20,863   26,267  33,154   41,920
   11      44,751    222,800  229,282   237,777   248,899     22,800   29,282   37,777   48,899     22,800   29,282  37,777   48,899
   12      50,139    224,457  232,112   242,430   256,332     24,457   32,112   42,430   56,332     24,457   32,112  42,430   56,332
   13      55,796    226,024  234,947   247,320   264,481     26,024   34,947   47,320   64,481     26,024   34,947  47,320   64,481
   14      61,736    227,505  237,789   252,463   273,421     27,505   37,789   52,463   73,421     27,505   37,789  52,463   73,421
   15      67,972    228,899  240,637   257,876   283,235     28,899   40,637   57,876   83,235     28,899   40,637  57,876   83,235
   16      74,521    230,199  243,483   263,566   294,006     30,199   43,483   63,566   94,006     30,199   43,483  63,566   94,006
   17      81,397    231,362  246,279   269,505   305,786     31,362   46,279   69,505  105,786     31,362   46,279  69,505  105,786
   18      88,617    232,410  249,048   275,731   318,706     32,410   49,048   75,731  118,706     32,410   49,048  75,731  118,706
   19      96,198    233,337  251,777   282,253   332,875     33,337   51,777   82,253  132,875     33,337   51,777  82,253  132,875
   20     104,158    234,128  254,453   289,076   348,410     34,128   54,453   89,076  148,410     34,128   54,453  89,076  148,410
   25     150,340    235,634  266,435   327,876   448,776     35,634   66,435  127,876  248,776     35,634   66,435 127,876  248,776

           EquiBuilder III Flexible Premium Variable Life Insurance

                 The American Franklin Life Insurance Company

                INITIAL FACE AMOUNT $200,000                     MALE AGE 40 NON-TOBACCO USER            PLANNED PREMIUM $3,000
                   DEATH BENEFIT OPTION B                         ASSUMING GUARANTEED CHARGES

Last Day                      Insurance Benefit(2)                   Policy Account(2)                Cash Surrender Value(2)
  Of                       Assuming Hypothetical Gross          Assuming Hypothetical Gross          Assuming Hypothetical Gross
Policy  Accumulated        Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
 Year   Premiums(1)      0%       4%        8%       12%        0%        4%       8%      12%        0%        4%      8%      12%
    1       3,150     202,144  202,243  202,342    202,442      2,144    2,243   2,342    2,442       1,509   1,608    1,708   1,807
    2       6,458     204,102  204,385  204,677    204,976      4,102    4,385   4,677    4,976       3,198   3,481    3,772   4,072
    3       9,930     205,977  206,525  207,106    207,719      5,977    6,525   7,106    7,719       4,837   5,385    5,966   6,579
    4      13,577     207,762  208,657  209,630    210,686      7,762    8,657   9,630   10,686       6,622   7,517    8,490   9,546
    5      17,406     209,458  210,779  212,254    213,898      9,458   10,779  12,254   13,898       8,318   9,639   11,114  12,758
    6      21,426     211,059  212,881  214,974    217,373     11,059   12,881  14,974   17,373       9,919  11,741   13,834  16,233
    7      25,647     212,562  214,962  217,796    221,137     12,562   14,962  17,796   21,137      11,650  14,050   16,884  20,225
    8      30,080     213,965  217,015  220,721    225,213     13,965   17,015  20,721   25,213      13,281  16,331   20,037  24,529
    9      34,734     215,261  219,033  223,747    229,628     15,261   19,033  23,747   29,628      14,805  18,577   23,291  29,172
   10      39,620     216,446  221,007  226,875    234,409     16,446   21,007  26,875   34,409      16,218  20,779   26,647  34,181
   11      44,751     217,514  222,931  230,104    239,590     17,514   22,931  30,104   39,590      17,514  22,931   30,104  39,590
   12      50,139     218,450  224,783  233,423    245,192     18,450   24,783  33,423   45,192      18,450  24,783   33,423  45,192
   13      55,796     219,239  226,547  236,820    251,244     19,239   26,547  36,820   51,244      19,239  26,547   36,820  51,244
   14      61,736     219,868  228,204  240,284    257,776     19,868   28,204  40,284   57,776      19,868  28,204   40,284  57,776
   15      67,972     220,317  229,729  243,797    264,815     20,317   29,729  43,797   64,815      20,317  29,729   43,797  64,815
   16      74,521     220,577  231,106  247,350    272,403     20,577   31,106  47,350   72,403      20,577  31,106   47,350  72,403
   17      81,397     220,635  232,316  250,929    280,580     20,635   32,316  50,929   80,580      20,635  32,316   50,929  80,580
   18      88,617     220,486  233,346  254,526    289,400     20,486   33,346  54,526   89,400      20,486  33,346   54,526  89,400
   19      96,198     220,117  234,174  258,128    298,914     20,117   34,174  58,128   98,914      20,117  34,174   58,128  98,914
   20     104,158     219,517  234,783  261,718    309,180     19,517   34,783  61,718  109,180      19,517  34,783   61,718 109,180
   25     150,340     212,054  233,139  278,235    373,456     12,054   33,139  78,235  173,456      12,054  33,139   78,235 173,456

/(1)/ Assumes Net Interest of 5% compounded annually.

/(2)/ Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           EquiBuilder III Flexible Premium Variable Life Insurance
                 The American Franklin Life Insurance Company

               INITIAL FACE AMOUNT $100,000                    MALE AGE 40 NON-TOBACCO USER            PLANNED PREMIUM $1,500
                  DEATH BENEFIT OPTION A                         ASSUMING CURRENT CHARGES

Last Day                    Insurance Benefit(2)                  Policy Account(2)                   Cash Surrender Value(2)
  Of     Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross            Assuming Hypothetical Gross
Policy   Premiums        Annual Investment Return of          Annual Investment Return of            Annual Investment Return of
 Year          (1)     0%       4%       8%       12%         0%        4%       8%      12%          0%       4%      8%      12%
    1     1,575     100,000  100,000  100,000   100,000        883      929      974     1,020        566      611      657      703
    2     3,229     100,000  100,000  100,000   100,000      2,026    2,159    2,296     2,438      1,573    1,707    1,844    1,985
    3     4,965     100,000  100,000  100,000   100,000      3,139    3,408    3,692     3,992      2,569    2,838    3,122    3,422
    4     6,788     100,000  100,000  100,000   100,000      4,223    4,676    5,167     5,698      3,653    4,106    4,597    5,128
    5     8,703     100,000  100,000  100,000   100,000      5,278    5,964    6,726     7,571      4,708    5,394    6,156    7,001
    6    10,713     100,000  100,000  100,000   100,000      6,305    7,271    8,374     9,631      5,735    6,701    7,804    9,061
    7    12,824     100,000  100,000  100,000   100,000      7,290    8,585   10,105    11,883      6,834    8,129    9,649   11,427
    8    15,040     100,000  100,000  100,000   100,000      8,231    9,905   11,922    14,348      7,889    9,563   11,580   14,006
    9    17,367     100,000  100,000  100,000   100,000      9,131   11,232   13,834    17,051      8,903   11,004   13,606   16,823
   10    19,810     100,000  100,000  100,000   100,000      9,989   12,565   15,845    20,019      9,875   12,451   15,731   19,905
   11    22,376     100,000  100,000  100,000   100,000     10,807   13,907   17,968    23,283     10,807   13,907   17,968   23,283
   12    25,069     100,000  100,000  100,000   100,000     11,598   15,271   20,221    26,890     11,598   15,271   20,221   26,890
   13    27,898     100,000  100,000  100,000   100,000     12,349   16,644   22,602    30,866     12,349   16,644   22,602   30,866
   14    30,868     100,000  100,000  100,000   100,000     13,054   18,022   25,116    35,253     13,054   18,022   25,116   35,253
   15    33,986     100,000  100,000  100,000   100,000     13,720   19,411   27,779    40,101     13,720   19,411   27,779   40,101
   16    37,261     100,000  100,000  100,000   100,000     14,357   20,821   30,613    45,473     14,357   20,821   30,613   45,473
   17    40,699     100,000  100,000  100,000   100,000     14,952   22,242   33,620    51,424     14,952   22,242   33,620   51,424
   18    44,309     100,000  100,000  100,000   100,000     15,497   23,666   36,807    58,017     15,497   23,666   36,807   58,017
   19    48,099     100,000  100,000  100,000   100,000     15,988   25,091   40,189    65,331     15,988   25,091   40,189   65,331
   20    52,079     100,000  100,000  100,000   100,000     16,420   26,512   43,778    73,454     16,420   26,512   43,778   73,454
   25    75,170     100,000  100,000  100,000   157,063     17,495   33,438   65,499   128,740     17,495   33,438   65,499  128,740

           EquiBuilder III Flexible Premium Variable Life Insurance
                 The American Franklin Life Insurance Company

               INITIAL FACE AMOUNT $100,000                   MALE AGE 40 NON-TOBACCO USER            PLANNED PREMIUM $1,500
                  DEATH BENEFIT OPTION A                       ASSUMING GUARANTEED CHARGES

Last Day                    Insurance Benefit(2)                  Policy Account(2)                   Cash Surrender Value(2)
  Of     Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross            Assuming Hypothetical Gross
Policy   Premiums        Annual Investment Return of          Annual Investment Return of            Annual Investment Return of
 Year       (1)        0%       4%       8%       12%         0%        4%       8%      12%          0%       4%      8%      12%
    1     1,575    100,000  100,000  100,000   100,000       883       929      974    1,020         566      611      657      703
    2     3,229    100,000  100,000  100,000   100,000     1,801     1,929    2,062    2,198       1,348    1,477    1,609    1,746
    3     4,965    100,000  100,000  100,000   100,000     2,680     2,931    3,196    3,476       2,110    2,361    2,626    2,906
    4     6,788    100,000  100,000  100,000   100,000     3,521     3,932    4,378    4,863       2,951    3,362    3,808    4,293
    5     8,703    100,000  100,000  100,000   100,000     4,322     4,931    5,612    6,371       3,752    4,361    5,042    5,801
    6    10,713    100,000  100,000  100,000   100,000     5,081     5,926    6,897    8,009       4,511    5,356    6,327    7,439
    7    12,824    100,000  100,000  100,000   100,000     5,798     6,916    8,237    9,793       5,342    6,460    7,781    9,337
    8    15,040    100,000  100,000  100,000   100,000     6,472     7,899    9,634   11,738       6,130    7,557    9,292   11,396
    9    17,367    100,000  100,000  100,000   100,000     7,099     8,873   11,092   13,860       6,871    8,645   10,864   13,632
   10    19,810    100,000  100,000  100,000   100,000     7,678     9,835   12,611   16,177       7,564    9,721   12,497   16,063
   11    22,376    100,000  100,000  100,000   100,000     8,206    10,781   14,195   18,711       8,206   10,781   14,195   18,711
   12    25,069    100,000  100,000  100,000   100,000     8,677    11,706   15,842   21,482       8,677   11,706   15,842   21,482
   13    27,898    100,000  100,000  100,000   100,000     9,085    12,602   17,553   24,514       9,085   12,602   17,553   24,514
   14    30,868    100,000  100,000  100,000   100,000     9,422    13,462   19,328   27,834       9,422   13,462   19,328   27,834
   15    33,986    100,000  100,000  100,000   100,000     9,681    14,278   21,165   31,473       9,681   14,278   21,165   31,473
   16    37,261    100,000  100,000  100,000   100,000     9,857    15,043   23,067   35,470       9,857   15,043   23,067   35,470
   17    40,699    100,000  100,000  100,000   100,000     9,942    15,750   25,036   39,871       9,942   15,750   25,036   39,871
   18    44,309    100,000  100,000  100,000   100,000     9,935    16,395   27,080   44,728       9,935   16,395   27,080   44,728
   19    48,099    100,000  100,000  100,000   100,000     9,828    16,971   29,202   50,104       9,828   16,971   29,202   50,104
   20    52,079    100,000  100,000  100,000   100,000     9,614    17,471   31,409   56,070       9,614   17,471   31,409   56,070
   25    75,170    100,000  100,000  100,000   119,288     6,397    18,242   43,811   97,777       6,397   18,242   43,811   97,777

/(1)/ Assumes Net Interest of 5% compounded annually.

/(2)/ Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           EquiBuilder III Flexible Premium Variable Life Insurance
                 The American Franklin Life Insurance Company

               INITIAL FACE AMOUNT $100,000              MALE AGE 40 NON-TOBACCO USER                  PLANNED PREMIUM $1,500
                  DEATH BENEFIT OPTION B                    ASSUMING CURRENT CHARGES

Last Day                    Insurance Benefit(2)                  Policy Account(2)                   Cash Surrender Value(2)
  Of     Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross            Assuming Hypothetical Gross
Policy   Premiums        Annual Investment Return of          Annual Investment Return of            Annual Investment Return of
 Year          (1)     0%       4%       8%       12%         0%        4%       8%      12%          0%       4%      8%      12%
    1     1,575     100,882  100,927  100,972   101,018        882      927      972     1,018        564      610      655      701
    2     3,229     102,020  102,153  102,290   102,431      2,020    2,153    2,290     2,431      1,568    1,701    1,838    1,978
    3     4,965     103,127  103,396  103,679   103,977      3,127    3,396    3,679     3,977      2,557    2,826    3,109    3,407
    4     6,788     104,203  104,654  105,142   105,669      4,203    4,654    5,142     5,669      3,633    4,084    4,572    5,099
    5     8,703     105,247  105,927  106,684   107,523      5,247    5,927    6,684     7,523      4,677    5,357    6,114    6,953
    6    10,713     106,258  107,216  108,309   109,554      6,258    7,216    8,309     9,554      5,688    6,646    7,739    8,984
    7    12,824     107,224  108,506  110,008   111,766      7,224    8,506   10,008    11,766      6,768    8,050    9,552   11,310
    8    15,040     108,141  109,792  111,782   114,175      8,141    9,792   11,782    14,175      7,799    9,450   11,440   13,833
    9    17,367     109,011  111,078  113,638   116,802      9,011   11,078   13,638    16,802      8,783   10,850   13,410   16,574
   10    19,810     109,833  112,360  115,577   119,668      9,833   12,360   15,577    19,668      9,719   12,246   15,463   19,554
   11    22,376     110,608  113,640  117,608   122,800     10,608   13,640   17,608    22,800     10,608   13,640   17,608   22,800
   12    25,069     111,352  114,930  119,751   126,241     11,352   14,930   19,751    26,241     11,352   14,930   19,751   26,241
   13    27,898     112,047  116,216  121,994   130,004     12,047   16,216   21,994    30,004     12,047   16,216   21,994   30,004
   14    30,868     112,689  117,490  124,340   134,119     12,689   17,490   24,340    34,119     12,689   17,490   24,340   34,119
   15    33,986     113,284  118,758  126,799   138,627     13,284   18,758   26,799    38,627     13,284   18,758   26,799   38,627
   16    37,261     113,843  120,030  129,391   143,582     13,843   20,030   29,391    43,582     13,843   20,030   29,391   43,582
   17    40,699     114,351  121,292  132,109   149,014     14,351   21,292   32,109    49,014     14,351   21,292   32,109   49,014
   18    44,309     114,798  122,530  134,948   154,962     14,798   22,530   34,948    54,962     14,798   22,530   34,948   54,962
   19    48,099     115,181  123,741  137,913   161,475     15,181   23,741   37,913    61,475     15,181   23,741   37,913   61,475
   20    52,079     115,490  124,913  141,001   168,604     15,490   24,913   41,001    68,604     15,490   24,913   41,001   68,604
   25    75,170     115,717  129,894  158,309   214,712     15,717   29,894   58,309   114,712     15,717   29,894   58,309  114,712

           EquiBuilder III Flexible Premium Variable Life Insurance
                 The American Franklin Life Insurance Company

               INITIAL FACE AMOUNT $100,000              MALE AGE 40 NON-TOBACCO USER                  PLANNED PREMIUM $1,500
                  DEATH BENEFIT OPTION B                  ASSUMING GUARANTEED CHARGES

Last Day                    Insurance Benefit(2)                  Policy Account(2)                   Cash Surrender Value(2)
  Of     Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross            Assuming Hypothetical Gross
Policy   Premiums        Annual Investment Return of          Annual Investment Return of            Annual Investment Return of
 Year          (1)     0%       4%       8%       12%         0%        4%       8%      12%          0%       4%      8%      12%
    1     1,575     100,882  100,927  100,972   101,018       882       927      972    1,018        564       610      655     701
    2     3,229     101,792  101,920  102,052   102,188     1,792     1,920    2,052    2,188      1,340     1,468    1,600   1,736
    3     4,965     102,661  102,910  103,173   103,452     2,661     2,910    3,173    3,452      2,091     2,340    2,603   2,882
    4     6,788     103,488  103,894  104,336   104,816     3,488     3,894    4,336    4,816      2,918     3,324    3,766   4,246
    5     8,703     104,270  104,871  105,542   106,290     4,270     4,871    5,542    6,290      3,700     4,301    4,972   5,720
    6    10,713     105,005  105,836  106,789   107,882     5,005     5,836    6,789    7,882      4,435     5,266    6,219   7,312
    7    12,824     105,693  106,788  108,080   109,603     5,693     6,788    8,080    9,603      5,237     6,332    7,624   9,147
    8    15,040     106,332  107,724  109,414   111,463     6,332     7,724    9,414   11,463      5,990     7,382    9,072  11,121
    9    17,367     106,918  108,640  110,791   113,474     6,918     8,640   10,791   13,474      6,690     8,412   10,563  13,246
   10    19,810     107,449  109,531  112,210   115,648     7,449     9,531   12,210   15,648      7,335     9,417   12,096  15,534
   11    22,376     107,923  110,395  113,669   117,998     7,923    10,395   13,669   17,998      7,923    10,395   13,669  17,998
   12    25,069     108,332  111,221  115,163   120,533     8,332    11,221   15,163   20,533      8,332    11,221   15,163  20,533
   13    27,898     108,668  112,001  116,686   123,265     8,668    12,001   16,686   23,265      8,668    12,001   16,686  23,265
   14    30,868     108,925  112,724  118,231   126,207     8,925    12,724   18,231   26,207      8,925    12,724   18,231  26,207
   15    33,986     109,092  113,378  119,787   129,367     9,092    13,378   19,787   29,367      9,092    13,378   19,787  29,367
   16    37,261     109,166  113,956  121,351   132,764     9,166    13,956   21,351   32,764      9,166    13,956   21,351  32,764
   17    40,699     109,140  114,447  122,914   136,414     9,140    14,447   22,914   36,414      9,140    14,447   22,914  36,414
   18    44,309     109,011  114,845  124,471   140,339     9,011    14,845   24,471   40,339      9,011    14,845   24,471  40,339
   19    48,099     108,773  115,140  126,014   144,560     8,773    15,140   26,014   44,560      8,773    15,140   26,014  44,560
   20    52,079     108,420  115,321  127,535   149,100     8,420    15,321   27,535   49,100      8,420    15,321   27,535  49,100
   25    75,170     104,436  113,837  134,128   177,243     4,436    13,837   34,128   77,243      4,436    13,837   34,128  77,243

/(1)/  Assumes Net Interest of 5% compounded annually.

/(2)/  Assumes no policy loan has been made.

The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8%or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds, if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                            Additional Information

                        Voting Rights of a Policy Owner

Voting Privileges

     We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may:

     vote to elect the Boards of Trustees of the Funds;

     vote to ratify the selection of independent auditors for the Funds; and

     vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

     Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

     We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations, or their interpretations change to allow this.

     You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

     We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

     All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

     Examples of issues that require a portfolio-by-portfolio vote are:

     . changes in the fundamental investment policy of a particular investment portfolio; or

     .    approval of an investment advisory agreement.

Material Conflicts

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, American Franklin, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable divisions. We cast votes credited to amounts in the variable divisions not credited to policies in the same proportion as votes cast by owners.

                           Reports To Policy Owners

     After the end of each policy year, we will send you a report that shows the current death benefit for your policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your policy, the amount of any outstanding policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also send you semi-annual reports with financial information on the Separate Account and the Funds, including a list of the investments held by each portfolio. We will also include in reports any information required by state law.

     We will send you notices of transfers of amounts between variable investment divisions and certain other policy transactions.

          Limits On American Franklin's Right To Challenge A Policy'

     We can challenge the validity of an insurance policy (based on material misstatements in the application or, with respect to any policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the policy under our rules. However, there are some limits on how and when we can challenge the policy.

     Except on the basis of fraud, we cannot challenge the policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

     Except on the basis of fraud, we cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

     We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

     If the Insured Person dies within the time that the validity of the policy may be challenged, we may delay payment until we decide whether to challenge the policy.

     If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

     If the Insured Person commits suicide within two years after the date on which the policy was issued or reinstated, we will limit the death benefit to the total of all premiums that you paid to the time of death minus the amount of any outstanding policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

                                Payment Options

     We can pay policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

     The following payment options are generally available:

     Income Payments for a Fixed Period: We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

     Life Income with Payments Guaranteed for a Fixed Term of Years: We will pay the money at agreed intervals as a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

     Proceeds at Interest: The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

     Fixed Amount: We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

     We guarantee interest under the foregoing options at the rate of 3% a year.

     We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

     The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

     We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

     You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. (See "The Beneficiary," below). Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

                                The Beneficiary

     You must name a beneficiary when you apply for a policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

     At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

                            Assignment of A Policy

     You may assign your rights in a policy to someone else as collateral for a loan or for some other reason. In order to do so you must send a copy of the assignment to us. We are not responsible for any payment made or any action taken before we have received notice of the assignment (or of termination of the assignment) or for the validity of the assignment. An absolute assignment is a change of ownership. The federal income tax treatment of a policy that has been assigned for valuable consideration may be different from the federal income tax treatment we described in this Prospectus.

Employee Benefit Plans

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of EquiBuilder III(TM) policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     We did not design the EquiBuilder III(TM) policies for use in connection with qualified plans or trusts under federal tax laws.

                              Payment of Proceeds

     We will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Office. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

     We may delay payment for one or more of the following reasons:

     We contest the policy, or we are deciding whether or not to contest the policy;

     We cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the Securities and Exchange Commission has declared that an emergency exists; or

     The Securities and Exchange Commission by order permits us to delay payment to protect the Policy Owners.

     We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

                                   Dividends

     We pay no dividends on the policies offered by this Prospectus.

Distribution of the Policies

     Franklin Financial Services Corporation ("Franklin Financial"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a wholly-owned subsidiary of The Franklin Life Insurance Company, is the principal underwriter of the EquiBuilder III(TM) policies for the Separate Account under a Sales Agreement between Franklin Financial and the Separate Account. Franklin Financial also acts as principal underwriter for Separate Account VUL of American Franklin, which is a registered investment company issuing interests in variable life insurance contracts having policy features that are similar to those of EquiBuilder III policies but the assets of which are invested in a different open-end management investment company. We no longer offer new policies having an interest in that separate account. Franklin Financial is also the principal underwriter of American Franklin's EquiBuilder II variable life insurance policies under which interests in the Separate Account are issued. The EquiBuilder II policies have a policy features that are similar to those of the EquiBuilder III policies but have a different sales charge structure. We no longer offer new EquiBuilder II policies.

     Franklin Financial is registered with the Securities and Exchange Commission as a broker-dealer under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     We sell our policies primarily through our insurance agents or brokers, who are authorized by law to sell variable life insurance. Pursuant to an agreement between us and Franklin Financial, Franklin Financial will employ and supervise agents chosen by us to sell the policies and will use its best efforts to qualify such persons as its registered representatives. The policies may also be sold by persons who are registered representatives of other registered broker-dealers who are members of the National Association of Securities Dealers, Inc., and with whom Franklin Financial may enter into a selling agreement.

     Registered representatives of Franklin Financial earn commissions on policy sales of up to 100% of premiums paid during the first policy year. For policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. Commissions paid on policies issued under Separate Accounts VUL and VUL-2 of American Franklin during the year 1999 were $24,947,968.

                            Administrative Services

     While we are primarily responsible for administering the Policies, American General Life Companies ("AGLC") has agreed (under a services agreement among American General Corporation and almost all of its subsidiaries) to provide the following administrative services in connection with the Policies: (1) the purchase and redemption of shares of the Funds and (2) the determination of unit values for each variable investment division. We and AGLC are parties to the services agreement. Pursuant to such agreement, we reimburse AGLC for the costs and expenses which AGLC incurs in providing such administrative services in connection with the Policies, but neither we nor AGLC incur a loss or realizes a profit by reason thereof.

                               State Regulation

     As a life insurance company organized and operated under Illinois law, we are subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. We file an annual statement with the Director on or before March 1 of each year covering our operations for the preceding year and our financial condition on December 31 of such year. Our books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and the National Association of Insurance Commissioners ("NAIC") periodically conducts a full examination of our operations. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     We are subject to the insurance laws and regulations of the other states where we operate. Generally, the insurance departments of those states apply the law of Illinois in determining our permissible investments.

                           Year 2000 Considerations

     As of March 10, 2000, all of our ultimate parent, American General Corporation's ("AGC") major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any future disruptions, if they occur, to have a material effect on Our results of operations, liquidity, or financial condition.

     Through December 31, 1999, AGC incurred and expensed pretax costs of $98 million related to Year 2000 readiness, including $18 million in 1999 and $65 million in 1998. In 1999, Year 2000 readiness expenses were included in division earnings. The 1998 expenses were excluded from division earnings, consistent with the manner in which we reviewed division results. In addition, we accelerated the planned replacement of certain systems as part of our Year 2000 plans. The cost of these replacement systems was immaterial. We do not anticipate incurring any significant costs in the future to maintain Year 2000 readiness.

                                 Legal Matters

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided certain advice on matters relating to the federal securities laws.

                               Legal Proceedings

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance and sales practices, and a number of these lawsuits have resulted in substantial settlements. American Franklin is a defendant in such purported class action lawsuits filed in 1996. On December 16, 1998, AGC announced that American Franklin had entered into an agreement to resolve the market conduct class action lawsuits. The order approving the settlement agreement for American Franklin was entered by the court on June 1, 1999, and became final on July 1, 1999.

     American Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings, including claims filed by individuals who excluded themselves from the market conduct class action settlement, arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, American Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on American Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

                                    Experts

     The statement of net assets as of December 31, 1999 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended of the Separate Account, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements of American Franklin at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. Such financial statements referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     Actuarial matters in this Prospectus have been examined by Robert M. Beuerlein, who is Senior Vice President and Chief Actuary of American Franklin. His opinion on actuarial matters is filed as an exhibit to the Registration Statement relating to the policies filed with the SEC.

                            Registration Statement

     We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered by this Prospectus. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Read them for further information on American Franklin, the Separate Account and the policies. Statements in this Prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of their terms, refer to those instruments as we filed them.

Other Policies and Contracts

     We may offer, under other prospectuses, other variable life policies or variable annuity contracts having interests in the Separate Account and containing terms and conditions different from those of the policies offered hereby. Interests in the Separate Account are also issued under our EquiBuilder II(TM) variable life insurance policies, which have policy features that are similar to those of EquiBuilder III(TM) policies but which have a different sales charge structure. We no longer offer new EquiBuilder II policies.

                                  Management

     The following persons hold the positions designated with respect to American Franklin. The table also shows their principal occupations during the past five years.

                                        Principal Occupation
        Name                            During Past Five Years
        ----                            ----------------------

*Rodney O. Martin, Jr.     Senior Chairman and Chief Executive Officer of
                           American Franklin Life Insurance Company since April
                           1998. Senior Chairman of the Board of American
                           General Life Insurance Company since April 1999 and a
                           Director since August 1996. President and CEO (August
                           1996-July 1998). President of American General Life
                           Insurance Company of New York (November 1995-August
                           1996). Vice President - Agencies, Connecticut Mutual
                           Life Insurance Company, Hartford, Connecticut (1990-
                           1995).

*Donald W. Britton         President of American Franklin Life Insurance Company
                           since January 2000. Director and Vice Chairman of the
                           Board of American General Life Insurance Company since April 1999. President of First Colony Life,
                           Lynchburg, Virginia (1996 -April 1999) and Executive
                           Vice President of First Colony Life (1992 -1996).

*David A. Fravel           Executive Vice President of American Franklin Life
                           Insurance Company since April 1999. Director of
                           American General Life Insurance Company since
                           November 1996. Previously held position of Senior
                           Vice President of American General Life Insurance
                           Company since November 1996. Senior Vice President of
                           Massachusetts Mutual, Springfield, Missouri (March
                           1996-June 1996); Vice President, New Business,
                           Connecticut Mutual Life Insurance Company, Hartford,
                           Connecticut (December 1978-March 1996).

*David L. Herzog           Director, Executive Vice President and Chief
                           Financial Officer of American Franklin Life Insurance
                           Company since February 2000. Chief Financial Officer,
                           American General Life Insurance Company since
                           February 2000. Vice President, American General St.
                           Louis, Missouri (June 1991 - February 2000).

*John V. LaGrasse          Executive Vice President of American Franklin Life
                           Insurance Company since April 1999. Previously Senior
                           Executive Vice President and Chief Technology Officer since April 1998. Director and Chief Systems Officer of American General Life Insurance Company since
                           August 1996. Elected Executive Vice President in July
                           1998. Previously held position of Senior Vice
                           President of American General Life Insurance Company since August 1996. Director of Citicorp Insurance
                           Services, Inc., Dover, Delaware (1986-1996).

*Paul Mistretta            Executive Vice President of American Franklin Life
                           Insurance Company since July 1999. Executive Vice
                           President of American General Life Insurance Company since July 1999. Senior Vice President of First
                           Colony Life Insurance, Lynchburg, Virginia (1992 -
                           July 1999).

**Brian D. Murphy          Executive Vice President of American Franklin Life
                           Insurance Company since July 1999. Executive Vice
                           President of American General Life Insurance Company since July 1999. Previously held position of Senior
                           Vice President-Insurance Operations of American
                           General Life Insurance Company since April 1998. Vice
                           President-Sales, Phoenix Home Life, Hartford, CT
                           (January 1997-April 1998). Vice President of
                           Underwriting and Issue, Phoenix Home Life (July 1994-
                           January 1997).

*Thomas M. Zurek           Director of American Franklin Life Insurance Company
                           since March 2000. Executive Vice President, General
                           Counsel and Secretary since July 1999. Previously held the position of Vice President, July 1998.
                           Director and Executive Vice President of American
                           General Life Insurance Company since April 1999.
                           Elected Secretary in July 1999 and General Counsel in
                           December 1998. Previously held various positions with American General Life Insurance Company including
                           Senior Vice President since December 1998 and Vice
                           President since October 1998. In February 1998 named
                           Senior Vice President and Deputy General Counsel of
                           American General Corporation. Attorney Shareholder with Nyemaster, Goode, Voigts, West, Hansell &
                           O'Brien, Des Moines, Iowa (June 1992 - February
                           1998).

Barbara J. Fossum          Director of American Franklin Life Insurance Company
                           since December 1999. Senior Vice President
                           Springfield Service Center since July 1999.
                           Previously Senior Vice President since April 1998;
                           Vice President from June 1995 -March 1998.

**Robert F. Herbert, Jr.   Senior Vice President of American Franklin Life
                           Insurance Company since July 1998. Senior Vice
                           President and Treasurer of American General Life
                           Insurance Company since May 1996, and Controller since February 1991.

**Simon J. Leech           Senior Vice President of American Franklin Life
                           Insurance Company since April 1999. Senior Vice
                           President-Houston Service Center for American General
                           Life Insurance Company since July 1997. Previously held various positions with American General Life
                           Insurance Company since 1981, including Director of
                           Policy Owners' Service Department in 1993, and Vice
                           President-Policy Administration in 1995.

Darrell J. Malano          Director and Senior Vice President of American
                           Franklin Life Insurance Company since September 1999.
                           Senior Vice President - Sales, The Franklin Life
                           Insurance Company since September 1999. Vice
                           President - Marketing, The Franklin Life Insurance
                           Company (1989 - 1999).

Robert M. Beuerlein        Senior Vice President and Chief Actuary of American
                           Franklin Life Insurance Company since July 1999.
                           Director, Senior Vice President and Chief Actuary of
                           The Franklin Life Insurance Company, Springfield,
                           Illinois (January 1991 -June 1999).

**Wayne A. Barnard         Vice President American Franklin Life Insurance
                           Company since April 1998. Senior Vice President of
                           American General Life Insurance Company since
                           November 1997. Previously held various positions with American General Life Insurance Company including
                           Vice President since February 1991.

**Steven E. Zimmerman      Senior Vice President and Chief Medical Director of
                           American Franklin Life Insurance Company since
                           January 2000. Previously Vice President and Chief
                           Medical Director of American General since March
                           1999. Prior to joining American General, he was Director Medical Policy Issues for the American
                           Council of Life Insurance. His insurance career started with Aetna Life & Casualty Company in 1987 after spending five years in the practice of medical oncology.

Mark R. McGuire            Director of American Franklin Life Insurance Company
                           since December 1999. Vice President of American
                           Franklin Life Insurance Company, Springfield,
                           Illinois (January 1997 - present). Director, American
                           General Life Insurance Company, Houston, Texas
                           (August 1988 - January 1997).

*Richard W. Scott          Vice President and Chief Investment Officer of
                           American Franklin Life Insurance Company since April
                           1998. Executive Vice President/Chief Investment
                           Officer, American General Corporation since February
                           1998. Vice Chairman, Western National Life Insurance
                           Company, Houston, Texas (July 1996 - February 1998).
                           Chief Investment Officer, Western National Life
                           Insurance Company (May 1995 -February 1998).
                           Executive Vice President, Western National (February
                           1994 -July 1996).

Thomas Clay Spires         Vice President Corporate Tax American Franklin Life
                           Insurance Company since 1999. Previously held the position of Director - Corporate Tax commencing July
                           1998. Director of Corporate Tax, Franklin Life
                           Insurance Company, Springfield, Illinois (March 1997-
                           June 1999). Manager - Taxes, First Colony Life
                           Insurance Company, Lynchburg, Virginia (March 1994 -
                           February 1997).

Christian D. Weiss         Vice President, Controller and Treasurer of American
                           Franklin Life Insurance Company (June 1997 - present). Assistant Controller, ReliaStar United
                           Services Life Insurance Company, Arlington, Virginia
                           (January 1994 -June 1997).

___________
     The principal business address of each individual with an asterisk next to his name is 2929 Allen Parkway, Houston, Texas 77019. The principal business address of each individual with two asterisks next to his name is 2727-A Allen Parkway, Houston, Texas 77019. The principal business address of each other individual is in care of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.

Principal Underwriter's Management

The directors and principal officers of the principal underwriter are:

                                                  Position and Offices
                                                  with Underwriter,
Name and Principal                                Franklin Financial
Business Address                                  Services Corporation
----------------                                  --------------------

F. Paul Kovach, Jr.                               Chairman and Chief
American General Securities Incorporated          Executive Officer
2727 Allen Parkway
Houston, TX 77019

Gary D. Osmonson                                  Director and President
#1 Franklin Square
Springfield, Illinois 62713-0001

Ronald H. Ridlehuber                              Director
#1 Franklin Square
Springfield, Illinois 62713-0001

Daniel E. Trudan                                  Vice President and Assistant
#1 Franklin Square                                Secretary
Springfield, Illinois 62713-0001

Donald W. Britton                                 Assistant Vice President
2929 Allen Parkway
Houston, Texas 77019

Thomas M. Zurek                                   Assistant Vice President
2929 Allen Parkway
Houston, Texas 77019

T. Clay Spires                                    Assistant Tax Officer
2727A Allen Parkway
Houston, Texas 77019

                         Index To Financial Statements

                                                                             Page
                                                                             ----

The Separate Account:

   Report of Independent Auditors.......................................         F-2

   Audited Financial Statements:

       Statement of Net Assets, December 31, 1999.......................    F-3--F-5

       Statement of Operations for the year ended December 31, 1999.....    F-6--F-8

       Statements of Changes in Net Assets for the years ended
       December 31, 1999 and 1998.......................................   F-9--F-11

       Notes to Financial Statements....................................  F-12--F-17

The American Franklin Life Insurance Company:*

   Report of Independent Auditors.......................................        F-18

   Audited Financial Statements:

       Statement of Operations for the years ended December 31, 1999,
       1998 and 1997....................................................        F-19

       Balance Sheet,  December 31, 1999 and 1998.......................        F-20

       Statement of Shareholder's Equity for the years ended
       December 31, 1999, 1998 and 1997.................................        F-21

       Statement of Comprehensive Income (Loss) for the years ended
       December 31, 1999, 1998 and 1997.................................        F-21

       Statement of Cash Flows for the years ended December 31, 1999,
       1998 and 1997....................................................        F-22

       Notes to Financial Statements....................................  F-23--F-32

___________________________

* The financial statements of American Franklin contained herein should be considered only as bearing upon the ability of American Franklin to meet its obligations under the policies offered hereby.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
The American Franklin Life Insurance Company
Policyowners of Separate Account VUL-2

We have audited the accompanying statement of net assets of Separate Account VUL-2 (comprising, respectively, the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII Contrafund, MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities (formerly MFS Value) Divisions) as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended for the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth and VIPII Contrafund Divisions and the related statement of operations for the year then ended and the statement of changes in net assets for the MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities (formerly MFS Value) Divisions for the year ended December 31, 1999 and for the period from May 1, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of Separate Account VUL-2 management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Separate Account VUL-2 at December 31, 1999, and the results of their operations and changes in net assets for the periods referred to above in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  Ernst & Young LLP


Chicago, Illinois
February 9, 2000

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Net Assets
December 31, 1999


                                                               Variable Insurance Products Fund
                                       -----------------------------------------------------------------------------
                                              VIP           VIP                                              VIP
                                             Money        Equity-            VIP             VIP            High
                                            Market         Income          Growth          Overseas        Income
                                           Division       Division        Division         Division       Division
                                      -----------------------------------------------------------------------------
Investments in Funds at fair value
   (cost: see below)                     $ 6,559,005  $  59,819,562   $  121,001,658   $  16,494,507   $  3,349,133

Due from (to) general account                 31,628        (12,482)         (16,477)         (2,435)          (249)
                                      -----------------------------------------------------------------------------

Net assets                               $ 6,590,633  $  59,807,080   $  120,985,181   $  16,492,072   $  3,348,884
                                      =============================================================================

Unit value                               $    138.06  $      343.25   $       505.18   $      262.93   $     168.64
                                      =============================================================================

Units outstanding                             47,739        174,240          239,489          62,723         19,858
                                      =============================================================================

Cost of investments                      $ 6,627,834  $  49,721,666   $   73,142,197   $  11,320,468   $  3,588,804
                                      =============================================================================


See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Net Assets (continued)
December 31, 1999


                                                               Variable Insurance Products Fund II
                                      --------------------------------------------------------------------------------
                                             VIPII                                           VIPII
                                           Investment        VIPII           VIPII           Asset            VIPII
                                             Grade           Asset           Index          Manager:         Contra-
                                              Bond          Manager           500            Growth            fund
                                            Division        Division        Division        Division         Division
                                      --------------------------------------------------------------------------------

Investments in Funds at fair value
    (cost: see below)                   $   2,209,359   $  34,883,206   $  50,894,695   $  11,383,629   $   39,680,007

Due from (to) general account                    (191)        (16,071)         (2,574)           (712)         (12,526)
                                      --------------------------------------------------------------------------------

Net assets                              $   2,209,168   $  34,867,135   $  50,892,121   $  11,382,917   $   39,667,481
                                      ================================================================================

Unit value                              $      155.31   $      254.54   $      347.55   $      223.33   $       276.97
                                      ================================================================================

Units outstanding                              14,225         136,980         146,433          50,968          143,217
                                      ================================================================================

Cost of investments                     $   2,209,269   $  29,354,502   $  35,721,607   $   9,605,478   $   28,029,156
                                      ================================================================================

 See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Net Assets (continued)
December 31, 1999

                                                                      MFS Variable Insurance Trust
                                        --------------------------------------------------------------------------------------
                                                                         MFS
                                             MFS                       Growth           MFS                           MFS
                                          Emerging         MFS          With           Total          MFS           Capital
                                           Growth       Research       Income         Return       Utilities     Opportunities
                                          Division      Division      Division       Division      Division        Division*
                                     -----------------------------------------------------------------------------------------
Investments in Funds at fair value
    (cost:  see below)                 $  7,741,120   $ 3,834,599   $ 2,420,689   $  1,637,035  $  1,954,538     $   2,779,954

Due from (to) general account                   156            77          (847)            31            38                55
                                     -----------------------------------------------------------------------------------------

Net assets                              $ 7,741,276   $ 3,834,676  $  2,419,842   $  1,637,066  $  1,954,576     $   2,780,009
                                     =========================================================================================

Unit value                              $    189.94   $    127.16   $    112.63   $     105.23  $     137.83     $      151.78
                                     =========================================================================================

Units outstanding                            40,756        30,156        21,484         15,557        14,181            18,316
                                     =========================================================================================

Cost of investments                     $ 4,926,290   $ 3,138,332   $ 2,309,782   $  1,640,127  $  1,621,431  $      2,119,058
                                     =========================================================================================

See Notes to Financial Statements

*Formerly known as MFS Value Division

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Operations
Year Ended December 31, 1999

                                                                 Variable Insurance Products Fund
                                             ------------------------------------------------------------------------
                                                     VIP            VIP                                         VIP
                                                    Money         Equity-          VIP            VIP          High
                                                   Market         Income          Growth       Overseas       Income
                                                  Division       Division        Division      Division      Division
                                             ------------------------------------------------------------------------
Net investment income (expense)

Income
      Dividends                                $   251,436   $   2,619,662   $   9,446,395  $    458,701  $   292,551

Expenses
      Mortality and expense risk charge             35,007         441,309         723,574        96,002       22,997
                                             ------------------------------------------------------------------------
Net investment income (expense)                    216,429       2,178,353       8,722,821       362,699      269,554

Net realized and unrealized gain (loss)
   on investments
      Net realized gain (loss)                      23,858       1,051,810         933,427       155,042      (19,693)
      Net unrealized appreciation
          (depreciation)
           Beginning of year                       (83,735)     11,152,579      27,077,236     1,229,297     (206,194)
           End of year                             (68,829)     10,097,896      47,859,461     5,174,039     (239,671)
                                             ------------------------------------------------------------------------
      Net change in unrealized appreciation
           (depreciation) during the year           14,906      (1,054,683)     20,782,225     3,944,742      (33,477)
                                             ------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                   38,764          (2,873)     21,715,652     4,099,784      (53,170)
                                             ------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                             $   255,193   $   2,175,480   $  30,438,473  $  4,462,483  $   216,384
                                             ========================================================================


See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Operations (continued)
Year Ended December 31, 1999

                                                                 Variable Insurance Products Fund II
                                             ------------------------------------------------------------------------
                                                  VIPII                                        VIPII
                                                Investment        VIPII         VIPII          Asset         VIPII
                                                  Grade           Asset         Index        Manager:       Contra-
                                                   Bond          Manager         500          Growth          fund
                                                 Division       Division       Division      Division       Division
                                             ------------------------------------------------------------------------
Net investment income (expense)

Income
     Dividends                               $     121,797   $  2,378,276  $     563,394  $    514,333  $   1,062,837

Expenses
     Mortality and expense risk charge              17,031        244,708        306,261        70,371        233,365
                                             ------------------------------------------------------------------------
Net investment income (expense)                    104,766      2,133,568        257,133       443,962        829,472

Net realized and unrealized gain
    (loss) on investments
    Net realized gain (loss)                        21,389        318,639        203,229        62,797        112,244
    Net unrealized appreciation
       (depreciation)
       Beginning of year                           156,188      4,943,879      8,790,937     1,046,388      6,359,992
       End of year                                      90      5,528,704     15,173,088     1,778,151     11,650,851
                                             ------------------------------------------------------------------------

    Net change in unrealized appreciation
      (depreciation) during the year              (156,098)       584,825      6,382,151       731,763      5,290,859
                                             ------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                 (134,709)       903,464      6,585,380       794,560      5,403,103
                                             ------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                           $     (29,943)  $  3,037,032  $   6,842,513  $  1,238,522  $   6,232,575
                                             ========================================================================


See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Operations (continued)
Year Ended December 31, 1999

                                                                        MFS Variable Insurance Trust
                                          ---------------------------------------------------------------------------------------
                                                                             MFS
                                               MFS                          Growth         MFS                           MFS
                                            Emerging          MFS            With         Total           MFS          Capital
                                             Growth         Research        Income        Return       Utilities    Opportunities
                                            Division        Division       Division      Division      Division       Division*
                                        -----------------------------------------------------------------------------------------
Net investment income (expense)

Income
   Dividends                             $         -       $  24,760     $     8,195   $    54,551   $     65,732      $  4,873

Expenses
   Mortality and expense risk
        charge                                26,189          18,154          11,286         9,198          8,587        10,320
                                        -----------------------------------------------------------------------------------------
Net investment income (expense)              (26,189)          6,606          (3,091)       45,353         57,145        (5,447)

Net realized and unrealized gain
  (loss) on investments
    Net realized gain (loss)                  13,741           5,925          44,499         1,213          3,525        11,567
    Net unrealized appreciation
      (depreciation)
      Beginning of year                      252,419         140,093          57,569        32,868         30,425        54,315
      End of year                          2,814,830         696,267         110,907        (3,092)       333,107       660,896
                                        -----------------------------------------------------------------------------------------
    Net change in unrealized
      appreciation (depreciation)
      during the year                      2,562,411         556,174          53,338       (35,960)       302,682       606,581
                                        -----------------------------------------------------------------------------------------
Net realized and unrealized gain
      (loss) on investments                2,576,152         562,099          97,837       (34,747)       306,207       618,148
                                        -----------------------------------------------------------------------------------------

Net increase (decrease) in net
      assets from operations             $ 2,549,963       $568,705      $    94,746   $    10,606   $    363,352      $612,701
                                        =========================================================================================


See Notes to Financial Statements

*Formerly known as MFS Value Division

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Changes in Net Assets

                                                                             Variable Insurance Products Fund
                                                     ----------------------------------------------------------------------------
                                                          VIP              VIP                                            VIP
                                                         Money           Equity-            VIP              VIP          High
                                                        Market            Income           Growth         Overseas       Income
                                                       Division          Division         Division        Division      Division
                                                   ------------------------------------------------------------------------------
Year Ended December 31, 1999
Change in net assets
From operations:
    Net investment income (expense)                $    216,429     $   2,178,353    $   8,722,821   $     362,699   $    269,554
    Net realized gain (loss) on investments              23,858         1,051,810          933,427         155,042        (19,693)
    Net change in unrealized appreciation
        (depreciation) on investments                    14,906        (1,054,683)      20,782,225       3,944,742        (33,477)
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                            255,193         2,175,480       30,438,473       4,462,483        216,384
From policy related transactions:
    Net contract purchase payments                   20,390,047        14,189,126       18,487,950       2,756,248      1,051,554
    Withdrawals                                      (1,477,209)      (10,184,231)     (13,945,360)     (1,998,575)      (667,582)
    Transfers between Separate Account
        VUL-2 divisions, net                        (17,079,666)         (538,991)       4,144,426         (39,699)      (132,311)
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  policy related transactions                         1,833,172         3,465,904        8,687,016         717,974        251,661
                                                   ------------------------------------------------------------------------------

Net increase (decrease) in net assets                 2,088,365         5,641,384       39,125,489       5,180,457        468,045
Net assets, beginning of year                         4,502,268        54,165,696       81,859,692      11,311,615      2,880,839
                                                   ------------------------------------------------------------------------------

Net assets, end of year                            $  6,590,633     $  59,807,080    $ 120,985,181   $  16,492,072   $  3,348,884
                                                   ==============================================================================

Year Ended December 31, 1998
Change in net assets
From operations:
    Net investment income (expense)                $    116,801     $   2,283,893    $   6,967,299   $     656,944   $    263,936
    Net realized gain (loss) on investments                   -           405,037          876,982         150,702         27,178
    Net change in unrealized appreciation
        (depreciation) on investments                   (69,175)        3,053,827       15,122,901         300,563       (449,814)
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                                        47,626         5,742,757       22,967,182       1,108,209       (158,700)
From policy related transactions:
    Net contract purchase payments                   18,043,987        14,163,958       16,320,192       3,010,083      1,104,184
    Withdrawals                                      (1,147,285)       (8,392,173)     (11,303,864)     (1,817,197)      (606,904)
    Transfers between Separate Account
        VUL-2 divisions, net                        (15,552,224)        2,808,460        2,158,143        (203,758)       127,361
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  policy related transactions                         1,344,478         8,580,245        7,174,471         989,128        624,641
                                                   ------------------------------------------------------------------------------

Net increase (decrease) in net assets                 1,392,104        14,323,002       30,141,653       2,097,337        465,941
Net assets, beginning of year                         3,110,164        39,842,694       51,718,039       9,214,278      2,414,898
                                                   ------------------------------------------------------------------------------

Net assets, end of year                            $  4,502,268     $  54,165,696    $  81,859,692   $  11,311,615   $  2,880,839
                                                   ==============================================================================

See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Changes in Net Assets (continued)

                                                                         Variable Insurance Products Fund II
                                                   ----------------------------------------------------------------------------
                                                        VIPII                                           VIPII
                                                     Investment          VIPII          VIPII           Asset           VIPII
                                                        Grade            Asset          Index          Manager:        Contra-
                                                        Bond            Manager          500            Growth          fund
                                                      Division          Division       Division        Division        Division
                                                   -----------------------------------------------------------------------------
Year Ended December 31, 1999
Change in net assets
From operations:
    Net investment income (expense)                $   104,766     $  2,133,568    $    257,133    $    443,962    $    829,472
    Net realized gain (loss) on investments             21,389          318,639         203,229          62,797         112,244
    Net change in unrealized appreciation
       (depreciation) on investments                  (156,098)         584,825       6,382,151         731,763       5,290,859
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                          (29,943)       3,037,032       6,842,513       1,238,522       6,232,575
From policy related transactions:
    Net contract purchase payments                     508,217        5,410,700      13,605,268       3,660,580      10,574,487
    Withdrawals                                       (465,806)      (5,012,240)     (7,102,948)     (1,847,689)     (5,566,604)
    Transfers between Separate Account
       VUL-2 divisions, net                           (119,367)        (259,252)      4,316,026         501,769       3,050,952
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                         (76,956)         139,208      10,818,346       2,314,660       8,058,835
                                                   ----------------------------------------------------------------------------

Net increase (decrease) in net assets                 (106,899)       3,176,240      17,660,859       3,553,182      14,291,410
Net assets, beginning of year                        2,316,067       31,690,895      33,231,262       7,829,735      25,376,071
                                                   ----------------------------------------------------------------------------

Net assets, end of year                            $ 2,209,168     $ 34,867,135    $ 50,892,121    $ 11,382,917    $ 39,667,481
                                                   ============================================================================


Year Ended December 31, 1998
Change in net assets
From operations:
    Net investment income (expense)                $    89,815     $  3,196,688    $    541,824    $    479,016    $    687,308
    Net realized gain (loss) on investments             46,148          203,507         397,039          10,497         165,251
    Net change in unrealized appreciation
       (depreciation) on investments                    21,980          839,972       5,788,405         537,579       4,469,638
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                          157,943        4,240,167       6,727,268       1,027,092       5,322,197
From policy related transactions:
    Net contract purchase payments                     485,792        5,773,958      10,353,647       3,131,484       8,348,551
    Withdrawals                                       (439,642)      (4,714,381)     (5,713,776)     (1,426,100)     (3,884,561)
    Transfers between Separate Account
       VUL-2 divisions, net                            101,464          (90,460)      4,513,723       1,021,698       2,413,432
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                         147,614          969,117       9,153,594       2,727,082       6,877,422
                                                   ----------------------------------------------------------------------------

Net increase (decrease) in net assets                  305,557        5,209,284      15,880,862       3,754,174      12,199,619
Net assets, beginning of year                        2,010,510       26,481,611      17,350,400       4,075,561      13,176,452
                                                  -----------------------------------------------------------------------------

Net assets, end of year                           $  2,316,067     $ 31,690,895    $ 33,231,262    $  7,829,735    $ 25,376,071
                                                  =============================================================================

See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Changes in Net Assets (continued)

                                                                                    MFS Variable Insurance Trust
                                                ----------------------------------------------------------------------------------
                                                                                 MFS
                                                      MFS                       Growth       MFS                          MFS
                                                    Emerging       MFS           With       Total           MFS         Capital
                                                     Growth      Research       Income      Return       Utilities   Opportunities
                                                    Division     Division      Division    Division       Division     Division*
                                                -----------------------------------------------------------------------------------
Year Ended December 31, 1999
Change in net assets
From operations:
     Net investment income (expense)            $    (26,189)  $    6,606   $    (3,091)  $    45,353   $     57,145   $     (5,447)
     Net realized gain (loss) on investments          13,741        5,925        44,499         1,213          3,525         11,567
     Net change in unrealized appreciation
         (depreciation) on investments             2,562,411      556,174        53,338       (35,960)       302,682        606,581
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    operations                                     2,549,963      568,705        94,746        10,606        363,352        612,701
From policy related transactions:
     Net contract purchase payments                2,439,724    1,628,413     1,086,393       625,687        938,854        899,529
     Withdrawals                                    (837,970)    (638,998)     (399,640)     (222,380)      (340,639)      (279,352)
     Transfers between Separate Account
         VUL-2 divisions, net                      2,083,854      991,809     1,019,100       631,756        538,146        921,222
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    policy related transactions                    3,685,608    1,981,224     1,705,853     1,035,063      1,136,361      1,541,399
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets              6,235,571    2,549,929     1,800,599     1,045,669      1,499,713      2,154,100
Net assets, beginning of year                      1,505,705    1,284,747       619,243       591,397        454,863        625,909
                                                -----------------------------------------------------------------------------------
Net assets, end of year                         $  7,741,276   $3,834,676   $ 2,419,842   $ 1,637,066   $  1,954,576   $  2,780,009
                                                ===================================================================================

Period from May 1, 1998 (Date of
Inception) to December 31, 1998
Change in net assets
From operations:
     Net investment income (expense)            $     (2,485)  $   (2,082)  $      (688)  $    (1,042)  $     (1,577)  $     (1,230)
     Net realized gain (loss) on investments            (880)      (1,176)          140          (502)           (10)        13,534
     Net change in unrealized appreciation
         (depreciation) on investments               252,419      140,093        57,569        32,868         30,425         54,315
                                                -----------------------------------------------------------------------------------
Net increase (decrease)  in net assets
   from operations                                   249,054      136,835        57,021        31,324         28,838         66,619
From policy related transactions:
     Net contract purchase payments                  616,401      526,652       233,241       218,045        253,967        275,910
     Withdrawals                                    (105,620)     (78,873)       (9,664)      (33,304)       (37,203)       (38,438)
     Transfers between Separate Account
         VUL-2 divisions, net                        745,870      700,133       338,645       375,332        209,261        321,818
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                     1,256,651    1,147,912       562,222       560,073        426,025        559,290
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets              1,505,705    1,284,747       619,243       591,397        454,863        625,909
Net assets, beginning of period                            -            -             -             -              -              -
                                                -----------------------------------------------------------------------------------
Net assets, end of period                       $  1,505,705   $1,284,747   $   619,243   $   591,397   $    454,863   $    625,909
                                                ===================================================================================

See Notes to Financial Statements

*Formerly known as MFS Value Division

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements
December 31, 1999

1.   NATURE OF OPERATIONS

     The American Franklin Life Insurance Company (American Franklin) is a wholly-owned subsidiary of The Franklin Life Insurance Company. American Franklin established Separate Account VUL-2 (Account) as a unit investment trust registered under the Investment Company Act of 1940. The Account, which consists of sixteen investment divisions at December 31, 1999 was established in April 1991 in conformity with Illinois Insurance Law. The assets in each division are invested in units of beneficial interest (shares) of a designated portfolio (Portfolio) of three mutual funds:
     Variable Insurance Products Fund (VIP) and Variable Insurance Products Fund II (VIPII), sponsored by Fidelity Investments, and beginning May 1, 1998, the MFS Variable Insurance Trust (MFS), sponsored by MFS Investment Management (collectively, the Funds). The VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, and VIP High Income Divisions of the Account are invested in shares of a corresponding Portfolio of VIP; the VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth and VIPII Contrafund Divisions of the Account are invested in shares of a corresponding Portfolio of VIPII; and the MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities (formerly MFS Value) Divisions of the Account are invested in shares of a corresponding Portfolio of MFS. The Account's financial statements should be read in conjunction with the financial statements of the Funds. The Account commenced operations on September 30, 1991. The initial unit value for each investment division was set at $100.

     The Account was established by American Franklin to support the operations of American Franklin's EquiBuilder II(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder II Policies). American Franklin no longer offers new EquiBuilder II Policies. The Account also supports the operations of American Franklin's EquiBuilder III(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder III Policies) (the EquiBuilder II Policies and the EquiBuilder III Policies are referred to collectively as the Policies).

     Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin Life Insurance Company, acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Policies. The assets of the Account are the property of American Franklin. The portion of the Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other American Franklin business.

     The net assets of the Account may not be less than the reserves applicable to the Policies. Assets may also be set aside in American Franklin's General Account based on the amounts allocated under the Policies to American Franklin's Guaranteed Interest Division and for policy loans. Additional assets are set aside in American Franklin's General Account to provide for (i) the unearned portion of the monthly charges for mortality and expense risk charges made under the Policies and (ii) other policy benefits.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Investments in shares of the Funds are carried at fair value using the net asset values of the respective Portfolios of the Funds. Investment transactions are recorded on the trade date. Dividends are recorded as received. Realized gains and losses on sales of the Account's shares are determined on the specific identification method.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999

     The operations of the Account are included in the federal income tax return of American Franklin. Under the provisions of the Policies, American Franklin has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, American Franklin pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, American Franklin retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3.   POLICY CHARGES

     Certain jurisdictions require deductions from premium payments for taxes. The amount of such deductions varies and may be up to 5% of the premium. With respect to the EquiBuilder III Policies, American Franklin makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American Franklin in a Policy Account established for each policyowner. Each month American Franklin charges each Policy Account for: administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect); and cost of insurance, which is based on the insured person's age, sex, risk class, amount of insurance, and additional benefits, if any. In addition, American Franklin charges for the following: a partial withdrawal of net cash surrender value (currently $25 or 2% of the amount withdrawn, whichever is less); an increase in the face amount of insurance (currently a $1.50 administrative charge for each $1,000 increase up to a maximum charge of $300); and a transfer between investment divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Charges may also be made for providing more than one illustration of policy benefits to a given policyholder. American Franklin assumes mortality and expense risks related to the operations of the Account and deducts a charge from the assets of the Account at an effective annual rate of .75% of the Account's net assets to cover these risks. The total charges paid by the Account to American Franklin were $32,856,400 and $26,329,000 for the years ended December 31, 1999 and 1998, respectively.

     During the first ten years a Policy is in effect, a surrender charge may be deducted from a Policy Account by American Franklin if the Policy is surrendered for its net cash surrender value, the face amount of the Policy is reduced or the Policy is permitted to lapse. The maximum total surrender charge applicable to a particular Policy is specified in the Policy and is equal to 50% of one "target" premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge until, after the end of the tenth policy year, there is no surrender charge. Subject to the maximum surrender charge, the surrender charge with respect to the EquiBuilder II Policies will equal 30% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years, and the surrender charge with respect to the EquiBuilder III Policies will equal 25% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


4.   SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS

     Unit value information and a summary of changes in outstanding units is shown below:

Year Ended December 31, 1999
                                                                      Variable Insurance Products Fund
                                                  ------------------------------------------------------------------
                                                         VIP            VIP                                   VIP
                                                        Money         Equity-        VIP          VIP         High
                                                       Market         Income        Growth      Overseas     Income
                                                      Division       Division      Division     Division    Division
                                                  ------------------------------------------------------------------
Unit value, beginning of year                        $  132.28         $ 329.63     $ 373.90      $191.40   $ 156.98
                                                  ==================================================================
Unit value, end of year                              $  138.06         $ 343.25     $ 505.18      $262.93   $ 168.64
                                                  ==================================================================
Number of units outstanding,
   beginning of year                                    34,035          164,324      218,934       59,098     18,351

Net contract purchase payments                         150,533           40,893       43,852       13,165      6,309

Withdrawals                                            (10,614)         (29,345)     (33,027)      (9,110)    (3,997)

Transfers between Separate Account
   VUL-2 divisions, net                               (126,215)          (1,632)       9,730         (430)      (805)
                                                  ------------------------------------------------------------------
Number of units outstanding,
   end of year                                          47,739          174,240      239,489       62,723     19,858
                                                  ==================================================================


                                                                  Variable Insurance Products Fund II
                                                  ------------------------------------------------------------------
                                                        VIPII                                    VIPII
                                                     Investment        VIPII        VIPII        Asset       VIPII
                                                        Grade          Asset        Index       Manager:    Contra-
                                                        Bond          Manager        500         Growth       Fund
                                                      Division       Division      Division     Division    Division
                                                  ------------------------------------------------------------------
Unit value, beginning of year                        $  157.66         $ 232.11     $ 295.61      $196.85   $ 229.00
                                                  ==================================================================

Unit value, end of year                              $  155.31         $ 254.54     $ 347.55      $223.33   $ 276.97
                                                  ==================================================================
Number of units outstanding,
   beginning of year                                    14,690          136,532      112,414       39,775    110,811

Net contract purchase payments                           3,247           22,571       42,965       17,744     42,651

Withdrawals                                             (2,950)         (20,963)     (22,550)      (8,962)   (22,419)

Transfers between Separate Account
   VUL-2 divisions, net                                   (762)          (1,160)      13,604        2,411     12,174
                                                  ------------------------------------------------------------------
Number of units outstanding,
   end of year                                          14,225          136,980      146,433       50,968    143,217
                                                  ==================================================================

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


4. SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS (continued)

   Unit value information and a summary of changes in outstanding units is shown below:

Year Ended December 31, 1999
                                                                MFS Variable Insurance Trust
                                        --------------------------------------------------------------------------
                                            MFS                     MFS         MFS                       MFS
                                          Emerging     MFS      Growth With    Total         MFS        Capital
                                           Growth    Research     Income       Return     Utilities  Opportunities
                                          Division   Division    Division     Division    Division     Division*
                                        --------------------------------------------------------------------------
Unit value, beginning of year              $113.74    $104.90       $107.39    $103.73     $106.58      $105.18
                                        ==========================================================================

Unit value, end of year                    $189.94    $127.16       $112.63    $105.23     $137.83      $151.78
                                        ==========================================================================

Number of units outstanding,
   beginning of year                        13,238     12,247         5,767      5,701       4,268        5,951

Net contract purchase payments              18,545     14,652         9,996      5,935       8,077        7,199

Withdrawals                                 (6,401)    (5,764)       (3,651)    (2,105)     (2,931)      (2,276)

Transfers between Separate
   Account VUL-2 divisions, net             15,374      9,021         9,372      6,026       4,767        7,442
                                        --------------------------------------------------------------------------
Number of units outstanding,
   end of year                              40,756     30,156        21,484     15,557      14,181       18,316
                                        ==========================================================================

*Formerly known as MFS Value Division

5. REMUNERATION OF MANAGEMENT

   The Account incurs no liability for payments to directors, members of advisory boards, officers or any other person who might provide a service for the Account, except as described in Note 3.

6. YEAR 2000 (unaudited)

   Internal Systems.  American Franklin's ultimate parent, American General
   ----------------
   Corporation ("AGC"), has numerous technology and non-technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts have been performed by its key business units with centralized oversight. Each business unit, including American Franklin, executed a plan to minimize the risk of a significant negative impact on its operations.

   While the specifics of the plans varied, the plans included the following activities: (1) perform an inventory of American Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose American Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century; and (5) return the systems to operations. As of December 31, 1999, these activities had been completed, making American Franklin's critical systems Year 2000 ready.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


   American Franklin continued to test its systems throughout 1999 to maintain Year 2000 readiness. In addition, American Franklin implemented plans for the century transition. These plans included a freeze on system modifications from November 1999 through January 2000, the creation of rapid response teams to address problems and limiting vacations for certain business and technical personnel. In addition, AGC established Y2K command centers in Houston and each of its locations across the country. Each command center monitored all major business processing activities during the century transition and reported progress to the Houston command center which coordinated AGC's nationwide Year 2000 effort. The command centers continued to operate 24 hours a day until January 7, 2000.

   On January 1, 2000, AGC announced that its Year 2000 command centers reported that all major technology systems, programs, and applications were operating smoothly following the transition into the 21st century. As of February 9, 2000, American Franklin has experienced no interruptions to normal business operations, including the processing of customer account data and transactions. American Franklin will continue to monitor its technology systems and maintain quality customer service throughout the transition period.

   Third Party Relationships.  American Franklin has relationships with various
   -------------------------
   third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) American Franklin and include organizations with which American Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that American Franklin exercises less, or no, control over such parties' Year 2000 readiness.

   American Franklin developed plans to assess and mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. These plans included the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces, and, where feasible, American Franklin has taken reasonable precautions to protect against the receipt of non-Year 2000 ready data. Where necessary, critical third party dependencies have been included in American Franklin's contingency plans.

   Contingency Plans.  American Franklin's contingency planning process was
   -----------------
   designed to reduce the risk of Year 2000-related business failures related to both internal systems and third party relationships. The contingency plans included the following activities: (1) evaluate the consequences of failure of critical business processes with significant exposure to Year 2000 risk;
   (2) determine the probability of a Year 2000-related failure for those critical processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for critical processes that rank high in consequence and probability of failure; and (4) complete the applicable contingency plans. The contingency plans were tested and updated throughout 1999.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


   Risks and Uncertainties.  Based on the Year 2000 readiness of internal
   -----------------------
   systems, century transition plans, plans to deal with third party relationships, contingency plans and the reports from the AGC command centers described above, American Franklin believes that American Franklin will experience at most isolated and minor disruptions of business processes due to the Year 2000 transition. Such disruptions are not expected to have a material effect on American Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and American Franklin is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to American Franklin's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, failure of contingency plans to reduce Year 2000-related business failures, or other unforeseen circumstances in completing American Franklin's plans, the Year 2000 issues could have a material adverse impact on American Franklin's operations following the turn of the century.

   Costs.  Through December 31, 1999, American Franklin has incurred, and
   -----
   anticipates that it will continue to incur, costs relative to achieving and maintaining Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on American Franklin's results of operations or financial condition. In addition, American Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with American Franklin's normal accounting policies. None of the costs associated with Year 2000 readiness are passed to divisions of the Account.

                        REPORT OF INDEPENDENT AUDITORS

                      ___________________________________


Board of Directors
 and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheet of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 1999 and 1998, and the related statements of operations, shareholder's equity, comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.




                                                    /s/ Ernst & Young LLP
                                                    Ernst & Young LLP



Chicago, Illinois
February 18, 2000

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                                (In thousands)


                                                                                For the years ended December 31
                                                                   ---------------------------------------------------------

                                                                      1999                    1998                   1997
                                                                   ---------------------------------------------------------
Revenues
 Premiums and other considerations                                 $   10,087              $    7,725             $    4,397
 Net investment income                                                  2,541                   2,419                  2,530
 Realized investment gains                                                 21                      47                    283
 Other income                                                          32,418                  18,678                 14,578
                                                                   ---------------------------------------------------------
    Total revenues                                                     45,067                  28,869                 21,788

Benefits and expenses
 Insurance and annuity benefits                                         9,040                   4,889                  3,674
 Operating cost and expenses                                           21,524                  15,910                  9,635
 Commissions and allowances                                            28,533                  27,695                 20,096
 Change in deferred policy acquisition costs and cost
    of insurance purchased                                            (16,871)                (20,354)               (15,351)
 Litigation settlement                                                      -                   8,064                      -
                                                                   ---------------------------------------------------------

    Total benefits and expenses                                        42,226                  36,204                 18,054
                                                                   ---------------------------------------------------------

Income (loss) before income taxes                                       2,841                  (7,335)                 3,734

Income tax expense (benefit)
 Current                                                               (1,449)                 (1,247)                   715
 Deferred                                                               1,358                  (2,270)                   244
                                                                   ---------------------------------------------------------

    Total income tax expense (benefit)                                    (91)                 (3,517)                   959
                                                                   ---------------------------------------------------------

Net income (loss)                                                  $    2,932              $   (3,818)            $    2,775
                                                                   =========================================================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                 BALANCE SHEET
                       (In thousands, except share data)



                                                                                     At December 31
                                                                              ---------------------------
                                   ASSETS                                         1999             1998
Investments
      Fixed maturity securities (amortized cost: $15,746; $31,219)            $   15,852      $    32,587
      Policy loans                                                                17,037           12,371
      Short-term investments                                                       6,733                -
                                                                              ---------------------------
           Total investments                                                      39,622           44,958

Cash                                                                              13,552           14,211
Accrued investment income                                                            338              408
Amounts recoverable from reinsurers                                               10,875           10,314
Deferred policy acquisition costs                                                 70,989           52,352
Cost of insurance purchased                                                        7,884            8,941
Insurance premiums in course of settlement                                           795            1,620
Other assets                                                                       1,519            1,922
Assets held in separate accounts                                                 644,899          442,801
                                                                              ---------------------------
          Total assets                                                        $  790,473      $   577,527
                                                                              ===========================

                                LIABILITIES

Insurance and annuity liabilities
      Policy reserves, contract claims and other policyholders' funds         $    9,804      $    16,965
      Universal life contracts                                                    40,493           31,150
      Annuity contracts                                                            7,246            5,376
      Unearned revenue                                                            10,127            9,591

Income tax liabilities
      Current                                                                     (2,565)          (1,220)
      Deferred                                                                    (3,288)          (4,464)
Accrued expenses and other liabilities                                            17,237           25,402
Liabilities related to separate accounts                                         644,899          442,801
                                                                              ---------------------------
          Total liabilities                                                      723,953          525,601


                         SHAREHOLDER'S EQUITY

Common stock ($5 par value; 500,000 shares authorized,
      issued and outstanding)                                                      2,500            2,500
Paid-in capital                                                                   63,437           51,437
Accumulated other comprehensive income                                                92              430
Retained earnings (deficit)                                                          491           (2,441)
                                                                              ---------------------------
          Total shareholder's equity                                              66,520           51,926
                                                                              ---------------------------
          Total liabilities and shareholder's equity                          $  790,473      $   577,527
                                                                              ===========================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                (In thousands)

                                                             For the years ended December 31
                                                               1999        1998        1997
                                                            ---------------------------------
Common stock, balance at beginning and end of year          $   2,500   $   2,500   $   2,500
                                                            ---------------------------------
Paid-in capital
     Balance at beginning of year                              51,437      25,373      25,373
     Capital contribution                                      12,000      26,064           -
                                                            ---------------------------------
     Balance at end of year                                    63,437      51,437      25,373
                                                            ---------------------------------

Retained earnings (deficit)
     Balance at beginning of year                              (2,441)      1,377      (1,398)
     Net income (loss)                                          2,932      (3,818)      2,775
                                                            ---------------------------------
     Balance at end of year                                       491      (2,441)      1,377
                                                            ---------------------------------

Accumulated other comprehensive income
     Balance at beginning of year                                 430         398         391
     Change during the year                                      (520)         49          10
     Amounts applicable to deferred federal income taxes          182         (17)         (3)
                                                            ---------------------------------
     Balance at end of year                                        92         430         398
                                                            ---------------------------------
Total shareholder's equity at end of year                   $  66,520   $  51,926   $  29,648
                                                            =================================


                   STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                                (In thousands)


                                                              For the years ended December 31
                                                               1999         1998        1997
                                                            ---------------------------------
Net income (loss)                                           $   2,932    $ (3,818)  $   2,775
Other comprehensive income (loss)
  Gross change in unrealized gains (losses) on
    securities (pretax: $(499); $96; $293)                       (324)         63         191
  Less: gains realized in net income
    (pretax:$21; $47, $283)                                        14          31         184
                                                            ---------------------------------
      Change in net unrealized gains (losses) on
        securities (pretax: $(520); $49; $10)                    (338)         32           7
                                                            ---------------------------------
          Comprehensive income (loss)                       $   2,594    $ (3,786)  $   2,782
                                                            =================================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                                (In thousands)



                                                                 For the years ended December 31

                                                         1999                   1998               1997
                                                        -------------------------------------------------

Operating activities
  Net income (loss)                                     $    2,932          $    (3,818)      $    2,775
  Reconciling adjustments to net cash used for
    operating activities
     Policy reserves, claims and other
        policyholders' funds                                (2,994)              12,783           18,078
     Realized investment gains                                 (21)                 (47)            (283)
     Deferred policy acquisition costs and cost of
        insurance purchased                                (16,871)             (20,354)         (15,351)
     Charges on universal life contracts, net of
        interest credited                                  (28,863)             (21,569)         (17,369)
     Change in other assets and liabilities                 (7,621)              11,343           (2,939)
                                                        ------------------------------------------------
              Net cash used for operating activities       (53,438)             (21,662)         (15,089)
                                                        ------------------------------------------------
Investing activities
       Investment purchases
          Available-for-sale                               (30,018)             (26,271)          (6,900)
          Other                                             (4,721)              (5,794)          (2,766)
       Investment calls, maturities and sales
          Available-for-sale                                45,751               16,568           17,557
          Other                                                 55                  504              142
       Net increase in short term investments               (6,733)                   -                -
                                                        ------------------------------------------------
              Net cash provided by (used for)
                 investing activities                        4,334              (14,993)           8,033
                                                        ------------------------------------------------
Financing activities
       Policyholder account deposits                       167,565              191,502           99,023
       Policyholder account withdrawals                   (131,120)            (173,049)         (88,026)
       Proceeds from intercompany borrowings                     -               18,896           15,320
       Repayments of intercompany borrowings                     -              (18,896)         (15,320)
       Capital contribution                                 12,000               26,064                -
                                                        ------------------------------------------------
           Net cash provided by financing activities        48,445               44,517           10,997
                                                        ------------------------------------------------
Net increase (decrease) in cash                               (659)               7,862            3,941
Cash at beginning of year                                   14,211                6,349            2,408
                                                        ------------------------------------------------
Cash at end of year                                     $   13,552          $    14,211       $    6,349
                                                        ================================================


                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS



1.   Significant Accounting Policies


1.1  Nature of Operations
     --------------------

     The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, primarily in the Midwest. AMFLIC's ultimate parent is American General Corporation (AGC).


1.2  Preparation of Financial Statements
     -----------------------------------

     The financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of AMFLIC, a wholly owned subsidiary of The Franklin Life Insurance Company (FLIC).

     Management must make estimates and assumptions that affect amounts reported in the financial statements and in disclosures of contingent assets and liabilities. Ultimate results could differ from our estimates.


1.3  Investments
     -----------

     Fixed Maturity Securities. All fixed maturity securities were classified as available-for-sale and reported at fair value. We adjust related balance sheet accounts as if the unrealized gains (losses) had been realized and record the net adjustment in accumulated other comprehensive income (loss) in shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and we consider the decline to be other than temporary, we reduce the security's amortized cost to its fair value and recognize a realized loss.

     Policy Loans. Policy loans are reported at unpaid principal balance.

     Short-Term Investments. Short-term investments include investments with maturities of less than one year at the date of acquisition and are carried at amortized cost, which approximates fair value.

     Investment Income. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount, as appropriate.

     Mortgage-Backed Securities. We recognize income on mortgage-backed securities using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, we calculate a new effective yield and adjust the net investment in the security accordingly. The adjustment is recognized in net investment income.

     Realized Investment Gains (Losses). Realized investment gains (losses) are recognized using the specific identification method.


1.4  Separate Accounts
     -----------------

     Separate accounts are assets and liabilities associated with certain contracts, principally variable universal life and annuities, for which the investment risk lies predominantly with the contract holder. The liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statement of operations. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS


1.5  Deferred Policy Acquisition Costs (DPAC)
     ----------------------------------------

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. We adjust the DPAC balance and related expense when our estimate of future gross profits changes significantly. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income (loss) in shareholder's equity.

     We review the carrying amount of DPAC on at least an annual basis. We consider estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses to determine whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.


1.6  Cost of Insurance Purchased (CIP)
     ---------------------------------

     The cost assigned to AMFLIC insurance contracts in force at January 31, 1995, the date of AGC's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6% to 8.5%. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. We review the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.


1.7  Insurance and Annuity Liabilities
     ---------------------------------

     Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. AMFLIC normally cannot change or cancel these contracts.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on our estimates of the cost of future policy benefits, using the net level premium method. Interest assumptions used to compute reserves ranged from 3% to 5.5% at December 31, 1999.


1.8  Premium Recognition
     -------------------

     Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.


1.9  Reinsurance
     -----------

     AMFLIC limits its exposure to loss on any individual life to $100,000 by ceding additional risks through reinsurance contracts with other insurers, including FLIC. We diversify our risk of reinsurance loss by ceding to a number of reinsurers that have strong financial strength ratings. If a reinsurer is not able to meet its obligations, AMFLIC remains liable. We consider the likelihood of a material reinsurance liability not being met by a reinsurer to be remote.

     AMFLIC records a receivable for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.10 Income Taxes
     ------------

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.


1.11 Reclassification
     ----------------

     Certain amounts in the 1997 and 1998 financial statements have been reclassified to conform to the 1999 presentation.


1.12 Future Accounting Changes
     -------------------------

     In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. We will adopt SFAS 133 on January 1, 2001. We do not expect adoption to have a material impact on AMFLIC's results of operations and financial position.


2.   Investments

2.1  Fixed Maturity Securities
     -------------------------

     Valuation. Cost or amortized cost and fair value of fixed maturity securities were as follows:

                                                                   December 31, 1999
                                                 ----------------------------------------------------------
                                                      Cost or         Gross          Gross
                                                     Amortized      Unrealized     Unrealized         Fair
     In thousands                                      Cost           Gains         Losses           Value
     ------------------------------------------------------------------------------------------------------
     Corporate bonds
       Investment grade                          $     5,803          $  135       $   79         $  5,859
       Below investment grade                            678               6            1              683
     Public utilities                                  1,508              77            -            1,585
     Mortgage-backed                                     944              37            -              981
     U.S. government                                   6,611              15           90            6,536
     States/political subdivisions                       202               6            -              208
                                                 ----------------------------------------------------------
       Total fixed maturity securities           $    15,746          $  276       $  170         $ 15,852
                                                 ==========================================================

                                                                      December 31, 1998
                                                -----------------------------------------------------------
                                                      Cost or         Gross          Gross
                                                     Amortized      Unrealized     Unrealized         Fair
     In thousands                                      Cost           Gains         Losses           Value
     ------------------------------------------------------------------------------------------------------
     Corporate bonds
       Investment grade                          $     7,422          $  614       $    -         $  8,036
       Below investment grade                            300               4            -              304
     Public utilities                                  2,649             300            -            2,949
     Mortgage-backed                                   1,189              93            -            1,282
     U.S. government                                  19,456             343            -           19,799
     States/political subdivisions                       203              14            -              217
                                                 ----------------------------------------------------------
       Total fixed maturity securities           $    31,219          $1,368       $    -         $ 32,587
                                                 ==========================================================

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                  --------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.1  Fixed Maturity Securities (continued)
     -------------------------------------

     Net Unrealized Gains (Losses). Net unrealized gains (losses) on fixed maturity securities included in accumulated other comprehensive income
     (loss) at December 31 were as follows:

          In thousands                                 1999        1998
          ------------------------------------------------------------------
          Gross unrealized gains                       $  276      $  1,368
          Gross unrealized losses                        (170)            -
          DPAC fair value adjustment                      560           (86)
          CIP fair value adjustment                      (525)         (621)
          Deferred federal income taxes                   (49)         (231)
                                                       --------------------
          Net unrealized gains on securities           $   92      $    430
                                                       ====================

     Maturities. The contractual maturities of fixed maturity securities at December 31, 1999 were as follows:

                                                                      Cost or Amortized    Fair
     In thousands                                                          Cost            Value
     ----------------------------------------------------------------------------------------------
     Fixed maturity securities, excluding mortgage-backed
       securities, due
      In one year or less                                             $       1,147        $ 1,150
      In years two through five                                              10,060         10,128
      In years six through ten                                                2,182          2,228
      After ten years                                                         1,413          1,365
     Mortgage-backed securities                                                 944            981
                                                                      ----------------------------
            Total fixed maturity securities                           $      15,746        $15,852
                                                                      ============================

     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. AMFLIC may sell investments before maturity to achieve corporate requirements and investments strategies.

2.2  Investment Income
     -----------------

     Investment income was as follows:


     In thousands                                    1999           1998             1997
     ---------------------------------------------------------------------------------------
     Fixed maturity securities                       $ 1,461       $ 1,592        $  2,291
     Policy loans                                        698           445             264
     Other investments                                   547           473              12
                                                     ---------------------------------------
     Gross investment income                           2,706         2,510           2,567
     Investment expense                                  165            91              37
                                                     ---------------------------------------
     Net investment income                           $ 2,541       $ 2,419        $  2,530
                                                     =======================================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.3  Realized Investment Gains
     -------------------------

     Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:


     In thousands                             1999       1998     1997
     -------------------------------------------------------------------
     Fixed maturity securities
           Gross gains                      $  56      $  116    $  564
           Gross losses                         -           -       (10)
                                            ---------------------------
           Total                               56         116       554
     Other                                    (35)        (69)     (271)
                                            ---------------------------
     Realized investment gains              $  21      $   47    $  283
                                            ===========================

     Voluntary sales of investments resulted in the following realized gains (losses):

                                                                  Realized
                                                          --------------------
     In thousands          Category             Proceeds     Gains    Losses
------------------------------------------------------------------------------
          1999      Available-for-sale        $ 1,758       $  56     $  -
==============================================================================
          1998      Available-for-sale        $ 2,110       $ 116     $  -
==============================================================================
          1997      Available-for-sale        $ 9,992       $ 550     $  8

2.4  Investments on Deposit
     ----------------------

     At December 31, 1999 and 1998, fixed maturity securities with a carrying value of $6,337,848 and $6,717,000 respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5  Investment Restrictions
     -----------------------

     AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1999 and 1998, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000.

3.   Income Taxes

     AMFLIC is subject to the life Insurance company provisions of the federal tax law and is part of a consolidated return which also includes FLIC. The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of AMFLIC under this agreement shall not exceed the amount AMFLIC would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing consolidated return.

3.1  Tax Expense
     -----------

     A reconciliation between the Federal income tax rate and the effective tax rate follows:

                                           1999       1998      1997
                                        ----------------------------
          Federal income tax rate          35.0 %     35.0%    35.0 %
          Invested asset items            (37.7)      14.3     (5.4)
          Other                            (0.5)      (1.4)    (3.9)
                                        ---------------------------
               Effective tax rate          (3.2)%     47.9 %   25.7 %
                                        ===========================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.2  Deferred Taxes
     --------------

     Components of deferred tax liabilities and assets at December 31, were as follows:

     In thousands                                          1999          1998
                                                        -----------------------

     Deferred tax liabilities, applicable to:
       Basis differential of investments                $       -     $     398
       DPAC and CIP                                        18,141        14,891
       Other                                                4,740         1,202
                                                        -----------------------
         Total deferred tax liabilities                    22,881        16,491
     Deferred tax assets, applicable to:
         Policy reserves                                  (24,713)      (20,738)
         Other                                             (1,456)         (217)
                                                        -----------------------
         Total deferred tax assets                        (26,169)      (20,955)
                                                        -----------------------
     Net deferred tax assets                            $  (3,288)    $  (4,464)
                                                        =======================

     AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

3.3  Taxes Paid
     ----------

     Income taxes paid (received) were as follows:

     In thousands               1999          1998         1997
     -----------------------------------------------------------
     Federal                  $ (447)        $ 243        $ 519
     State                       143           110            1

4.   Deferred Policy Acquisition Costs (DPAC)

     Activity in DPAC was as follows:

     In thousands                            1999          1998        1997
     -------------------------------------------------------------------------
     Beginning at January 1                  $   52,352   $ 30,515    $ 13,781
     Deferrals                                   24,543     25,320      18,223
     Amortization                                (6,524)    (3,383)     (1,307)
     Effect of net unrealized (gains)
       losses on securities                         646        (47)         (6)
     Effect of realized investment gains            (28)       (53)       (176)
                                             ---------------------------------
     Balance at December 31                  $   70,989   $ 52,352    $ 30,515
                                             =================================

5.   Cost of Insurance Purchased (CIP)

     Activity in CIP was as follows:

     In thousands                              1999           1998       1997
     -------------------------------------------------------------------------
     Balance at January 1                    $   8,941     $ 10,549   $ 12,212
     Accretion of interest                         767          926      1,054
     Amortization                               (1,915)      (2,509)    (2,619)
     Effect of net unrealized (gains)
       losses on securities                         96          (12)        (3)
     Effect of realized investment gains            (5)         (13)       (95)
                                             ---------------------------------
     Balance at December 31                  $   7,884     $  8,941   $ 10,549
                                             =================================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

     CIP amortization, net of accretion, expected to be recorded in each of the next five years is:

                                              Amount
                    Year                      (000's)
             ------------------------------------------------
                    2000                      $1,054
                    2001                         927
                    2002                         820
                    2003                         727
                    2004                         647

6.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, including the values of underlying customer relationships and distribution systems, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

                                                                            1999                              1998
                                                               -----------------------------------------------------------------
                                                                  Carrying           Fair           Carrying         Fair
   In thousands                                                    Amount            Value           Amount          Value
--------------------------------------------------------------------------------------------------------------------------------
   Assets
      Fixed maturity securities                                    $ 15,852         $ 15,852         $ 32,587         $ 32,587
      Policy Loans                                                   17,037           17,037           12,371           12,371
      Short-term investments                                          6,733            6,733                -                -
      Assets held in separate accounts                              644,899          644,899          442,801          442,801
   Liabilities
      Insurance investment contracts                                  7,480            7,102            5,479            5,189
      Liabilities related to separate accounts                      644,899          644,899          442,801          442,801

     We used the following methods and assumptions to estimate the fair value of our financial instruments:

     Fixed Maturity Securities. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, we estimated the fair values using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     Policy Loans. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 1999 and 1998 was 6.11% and 6.96%, respectively.

     Assets and Liabilities Related to Separate Accounts. We valued separate account assets and liabilities based on quoted net asset value per share of the underlying mutual funds.

     Insurance Investment Contracts. We estimated the fair value of insurance investment contracts, which do not subject AMFLIC to significant risks arising from policyholder mortality or morbidity, using cash flows discounted at market interest rates.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.   Reinsurance

     Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:


     In thousands                                        1999                   1998                     1997
     ----------------------------------------------------------------------------------------------------------------------
     Premiums and other
        considerations                              $     1,416             $    2,387              $     1,169
     Other income                                         1,337                  1,869                      810
     Benefits                                             1,756                  3,331                    1,329
     Commission expense                                     215                    (20)                     (59)

     Under the provisions of a modified coinsurance agreement which cedes a portion of the variable universal life product activity, AMFLIC recognized the following:


     In thousands                                        1999                  1998                     1997
     ----------------------------------------------------------------------------------------------------------------------
     Premiums and other
        considerations                             $    12,027              $    9,058              $     5,226
     Expense allowances from
        reinsurer                                        8,531                   7,239                    4,965
     Other                                               1,744                     885                       60

     AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:


     In thousands                                        1999                  1998                     1997
     ----------------------------------------------------------------------------------------------------------------------
     Premiums and other
        considerations                              $    10,687           $      9,476            $      7,994
     Change in policy reserves                           10,382                  9,086                   7,804

8.   Statutory Accounting

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. No significant permitted practices are used to prepare AMFLIC's statutory financial statements.

     At December 31, 1999 and 1998, AMFLIC had statutory stockholder's equity of $41,590,000 and $32,662,000, respectively. AMFLIC's statutory net loss was $2,947,000, $2,615,000 and $648,000 for the years ended December 31, 1999,
     1998 and 1997, respectively.

     Generally, AMFLIC is restricted by state insurance laws as to amounts it may pay in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 2000 no dividends may be paid out and, loans and advances in excess of $10,398,000 may not be transferred without the approval of the Illinois Insurance Department.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.   Statement of Cash Flows

     In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:

     In thousands                                    1999     1998     1997
     -----------------------------------------------------------------------
     Interest added to universal
       life contracts and other deposit funds     $  2,214  $ 1,387  $ 1,279
                                                  ==========================

10.  Related Party Transactions

     AMFLIC has no full-time employees or office facilities. General and administrative expenses were allocated to AMFLIC from FLIC prior to 1999, based upon hours worked by administrative personnel. Effective January 1, 1999 AMFLIC entered into a shared services agreement with other AGC life subsidiaries. As part of this agreement, administration and general expenses are allocated to AMFLIC from all subsidiaries. The amount allocated to AMFLIC has increased since 1997 reflecting AMFLIC's increased emphasis and focus on its variable product portfolio. Allocated expenses for the years ended December 31, 1999, 1998 and 1997, amounted to approximately $20,084,000, $8,541,000, and $5,104,000, respectively.

     AMFLIC participates in a program of short-term borrowing with AGC to maintain its long-term investment commitments. AMFLIC had no short-term borrowing in 1999, and borrowed and repaid $18,896,000 in 1998. Interest was paid on the outstanding balance based on the rate as stipulated in the program.

11.  Legal Proceedings

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. AMFLIC was a defendant is similar class action lawsuits. In 1998, AMFLIC entered into agreements to resolve substantially all of the material pending market conduct class action lawsuits. We recorded a charge of $8 million for additional policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs. To offset the market conduct charge, AMFLIC recorded an $8 million capital contribution from FLIC at December 31, 1998. All of these settlements were finalized in 1999.

     AMFLIC is a party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from market conduct settlements. In addition, many of these claims arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, AMFLIC believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on its results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs continues to create the potential for an unpredictable judgement in any given suit.

12.  Year 2000 (Unaudited)

     As of February 18, 2000, all of our major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.  Year 2000 (Unaudited) (continued)

     future disruptions, if they occur, to have a material effect on the company's results of operations, liquidity, or financial condition.

     Through December 31, 1999, AGC incurred and expensed pretax costs of $98 million related to Year 2000 readiness, including $18 million in 1999 and $65 million in 1998. In 1999, Year 2000 readiness expenses were included in division earnings. The 1998 expenses were excluded from division earnings, consistent with the manner in which AGC reviewed division results. In addition, we accelerated the planned replacement of certain systems as part of our Year 2000 plans. The cost of these replacement systems was immaterial. We do not anticipate incurring any significant costs in the future to maintain Year 2000 readiness.

                                      II

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(b)(1)
                        UNDER THE SECURITIES ACT OF 1933

American Franklin's By-Laws provide, in Article X, as follows:

  "Section 1. The Company shall indemnify and hold harmless each person who shall serve at any time hereafter as a director, officer or employee of the Company, or who shall serve any other company or organization in any capacity at the request of the Company, from and against any and all claims and liabilities to which such person shall become subject by reason of having heretofore or hereafter been a director, officer or employee of the Company, or by reason of any action alleged to have been heretofore or hereafter taken or omitted by such person as a director, officer or employee, and shall reimburse each such person for all legal and other expenses reasonably incurred in connection with any such claim or liability; provided, however, that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of such person's own wilful misconduct."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

American Franklin hereby represents that the fees and charges deducted under the flexible premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Franklin.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.

  Reconciliation and tie.

  The Prospectus consisting of 94 pages.

  Undertaking to file reports.

  Undertaking pursuant to Rule 484 under the Securities Act of 1933.

  The signatures.

  Written Consents of the following persons:

    Sutherland Asbill & Brennan LLP
    Robert M. Beuerlein, Senior Vice President -Actuarial/Financial and
    Treasurer
    Ernst & Young LLP


  The following exhibits required by Article IX(A) of Form N-8B-2:

***  1-A(1)            Certified resolutions regarding organization of
                       Separate Account VUL-2.

***  1-A(2)            Inapplicable.

***  1-A(3)(a)         sales Agreement between Franklin Financial Services
                       Corporation ("Franklin Financial") and Separate Account
                       VUL-2 of The American Franklin Life Insurance Company, dated as of January 31, 1995.

***  1-A(3)(b)(i)      Specimen Regional Manager Registered Representative
                       Agreement between Franklin Financial and registered representatives of Franklin Financial distributing
                       EquiBuilder III policies.

***  1-A(3)(b)(ii)     Specimen Registered Representative Agreement between
                       Franklin Financial and registered representatives of Franklin Financial distributing EquiBuilder III policies.

     1-A(3)(c)         Schedule of Sales Commissions.

***  1-A(4)            Agreement between The American Franklin Life Insurance
                       Company ("American Franklin") and Franklin Financial, dated March 31, 1994, regarding supervision of agents.

***  1-A(5)(a)         EquiBuilder III Flexible Premium Life Insurance
                       Policy.

***  1-A(5)(b)         Accidental Death Benefit Rider.

***  1-A(5)(c)         Term Insurance Rider.

***  1-A(5)(d)         Children's Term Insurance Rider.

***  1-A(5)(e)         Disability Rider - Waiver of Monthly Deductions.

***  1-A(5)(f)         Endorsement to EquiBuilder III Flexible Premium Life
                       Insurance policy when issued to a Policy Owner in the State of Texas.

     1-A(5)(g)         Accelerated Benefit Settlement Option Rider is
                       incorporated herein by reference to Exhibit 1-A(5)(g) to Post-Effective Amendment No. 5 on Form S-6 of Separate
                       Account VUL-2 of The American Franklin Life Insurance
                       Company, filed February 27, 1998 (Reg. No. 33-77470).

*    1-A(6)(a)         Articles of Incorporation of American Franklin.

     1-A(6)(b)         By-Laws of American Franklin.

     1-A(7)            Inapplicable.

***  1-A(8)(a)(1)     Participation Agreement among American Franklin,
                      Variable Insurance Products Fund ("VIP") and Fidelity
                      Distributors Corporation ("FDC"), dated July 18, 1991.

***  1-A(8)(a)(2)     Amendment No. 1 to Participation Agreement among
                      American Franklin, VIP and FDC, effective as of November 1, 1991.

***  1-A(8)(a)(3)     Participation Agreement among American Franklin, Variable
                      Insurance Products Fund II ("VIP II") and FDC, dated
                      July 18, 1991.

***  1-A(8)(a)(4)     Amendment No. 1 to Participation Agreement among American
                      Franklin, VIP II and FDC, effective as of Novem Beuerlein ber 1, 1991.

***  1-A(8)(a)(5)     Sub-License  Agreement between FDC and American Franklin
                      dated July 18, 1991.

***  1-A(8)(a)(6)     Amendment No. 2 to Participation Agreement among American
                      Franklin, VIP and FDC, dated January 18, 1995.

***  1-A(8)(a)(7)     Amendment No. 2 to Participation Agreement among American
                      Franklin, VIP II and FDC, dated January 18, 1995.

     1-A(8)(a)(8)     Amendment No. 3 to Participation Agreement among American
                      Franklin, VIP and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
                      Separate Account VA-1 of American Franklin, filed August
                      20, 1996.

     1-A(8)(a)(9)     Amendment No. 3 to Participation Agreement among American
                      Franklin, VIP II and FDC, dated July 1, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(4) to the Registration Statement on Form N-4 (Reg. No. 333-10489) of
                      Separate Account VA-1 of American Franklin, filed August
                      20, 1996.

     1-A(8)(a)(10)    Amendment No. 4 to Participation Agreement among American
                      Franklin, VIP and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(a)(5) to Pre-Effective Amendment No. 1 to Registration Statement on
                      Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of
                      American Franklin, filed November 26, 1996.

     1-A(8)(a)(11)    Amendment No. 4 to Participation Agreement among American
                      Franklin, VIP II and FDC, dated November, 1996, is hereby incorporated herein by reference to Exhibit 8(b)(5) to Pre-Effective Amendment No. 1 to Registration Statement on
                      Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of
                      American Franklin, filed November 26, 1996.

     1-A(8)(b)(1)     Participation Agreement among MFS Variable Insurance
                      Trust, American Franklin and Massachusetts Financial
                      Services Company ("MFS"), dated July 30, 1996 is incorporated herein by reference to Exhibit 8(d)(1) to Form N-4 of Separate Account VA-1 of The American Franklin
                      Life Insurance Company, filed August 20, 1996 (Reg. No.
                      333-10489).

     1-A(8)(b)(2)     Indemnification Agreement between American Franklin and
                      MFS dated July 30, 1996 is incorporated herein by reference to Exhibit 8(d)(2) to Form N-4 of Separate
                      Account VA-1 of The American Franklin Life Insurance
                      Company, filed August 20, 1996 (Reg. No. 333-10489).

     1-A(8)(b)(3)     Form of Amendment No. 1 dated November, 1996 to
                      Participation Agreement among MFS Variable Insurance
                      Trust, American Franklin and MFS is incorporated herein by reference to Exhibit (8)(d)(3) to Form N-4 of Separate
                      Account VA-1 of The American Franklin Life Insurance
                      Company, filed November 26, 1996 (Reg. No. 333-10489).

**   1-A(8)(b)(4)     Amendment No. 2 to Participation Agreement among American
                      Franklin, MFS Variable Insurance Trust and MFS, dated
                      November, 1997.

***  1-A(8)(c)        Modified Coinsurance Agreement between American Franklin
                      and Integrity, dated March 10, 1989.

***  1-A(8)(c)(1)     Amendment No. 1 to Modified Coinsurance Agreement between
                      Franklin and Integrity.

    1-A(8)(c)(2)      Amendment No. 2 to Modified Coinsurance Agreement between
                      American Franklin and Integrity is incorporated herein by reference to similarly designated exhibit to Post-
                      Effective Amendment No. 3 on Form S-6 of Separate Account
                      VUL-2 of The American Franklin Life Insurance Company, filed February 28, 1997 (Reg. No. 33-77470).

    1-A(8)(c)(3)      Amendment No. 3 to Modified Coinsurance Agreement between
                      American Franklin and Integrity effective April 1, 1989 is incorporated herein by reference similarly designated exhibit to Post-Effective Amendment No. 3 on Form S-6 of
                      Separate Account VUL-2 of The American Franklin Life
                      Insurance Company, filed February 28, 1997 (Reg. No.
                      33-77470).

    1-A(8)(c)(4)      Amendment No. 3 to Modified Coinsurance Agreement between
                      American Franklin, Integrity, and Phoenix Home Life Mutual
                      Insurance Company, assignee of Integrity effective January
                      1, 1997 is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 3 on Form S-6 of Separate Account VUL-2 of The American
                      Franklin Life Insurance Company, filed February
                      28, 1997 of (Reg. No. 33-77470).

*** 1-A(8)(d)         Reinsurance Agreement between American Franklin and The
                      Franklin Life Insurance Company ("The Franklin"), effective as of January 1, 1988.

*** 1-A(8)(d)(1)      Amendment No. 1 effective as of January 1, 1990 to
                      Reinsurance Agreement between American Franklin and The
                      Franklin.

*** 1-A(8)(d)(2)      Amendment No. 2 effective as of January 1, 1990 to
                      Reinsurance Agreement between American Franklin and The
                      Franklin.

    1-A(8)(e)         Modified Coinsurance Agreement effective as of January 1,
                      1997 between American Franklin and The Franklin is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 5 on Form S-6 of
                      Separate Account VUL-2 of The American Franklin Life
                      Insurance Company, filed February 27, 1998 (Reg. No.
                      33-77470).

    1-A(8)(e)(1)      Amendment No. 1 effective September 1, 1997 to Modified
                      Coinsurance Agreement between American Franklin and The
                      Franklin is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 5 Form
                      S-6 of Separate Account VUL-2 of The American Franklin
                      Life Insurance Company, filed February 27, 1998 (Reg. No.
                      33-77470).

*** 1-A(9)            Administrative Service Agreement between The Franklin and
                      American Franklin, dated May 16, l988.

    1-A(10) Application for EquiBuilder III Policy is incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 5 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed February 27, 1998 (Reg. No. 33-77470).

Other Exhibits:

    2                 See Exhibit 1-A(5)(a) above.

*** 3(a) Opinion and Consent of Stephen P. Horvat, Jr., Esq., Senior Vice President, General Counsel and Secretary of American Franklin.

    4                 Inapplicable.

    5                 Inapplicable.

    6(a)              Consent of Ernst & Young LLP.

    6(b)              Consent of Sutherland Asbill & Brennan LLP.

    6(c)              Opinion of Robert M. Beuerlein Senior Vice President -
                      Acturial/Financial


    7                 Power of Attorney filed herein (see signature pages).

**  8                 Description of American Franklin's Issuance, Transfer and
                      Redemption Procedures for EquiBuilder III Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment
                      Company Act of 1940.

*** 9               Notice of Cancellation Right Pursuant to Rule
          6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.

--------------------------------------------------------------------------------
* Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 2 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1996 (Reg.
     No. 33-77470).

** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 6 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1998 (Reg. No. 33-77470).

*** Incorporated herein by reference to similarly designated exhibit to Post-Effective Amendment No. 8 on Form S-6 of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1999 (Reg. No. 33-77470).

                               POWERS OF ATTORNEY

  Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Franklin Life Insurance Company through the Separate Account VUL-2, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas, on the 24th day of April, 2000.

                         THE AMERICAN FRANKLIN LIFE
                         INSURANCE COMPANY
                         SEPARATE ACCOUNT VUL-2
                         (Registrant)

                         BY:  THE AMERICAN FRANKLIN LIFE
                              INSURANCE COMPANY
                              (On behalf of the Registrant and itself)


                         BY:       /s/ David L. Herzog
                              ---------------------------------------
                              David L. Herzog
                              Executive Vice President and
                              Chief Financial Officer
[SEAL]

ATTEST:           /s/ Julie A. Cotton
             ------------------------------
             Julie A. Cotton
             Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following officers and directors of the American Franklin Life Insurance Company in the capacities and on the dates indicated.

Signature                                    Title                  Date
---------                                    -----                  ----

/s/ Rodney O. Martin, Jr.            Chairman and Chief      April 24, 2000
--------------------------------     Executive Officer
Rodney O. Martin, Jr.

/s/ Thomas M. Zurek                  Director                April 24, 2000
--------------------------------
Thomas M. Zurek

/s/ Donald W. Britton                Director                April 24, 2000
--------------------------------
Donald W. Britton

/s/ Barbara J. Fossum                Director                April 24, 2000
--------------------------------
Barbara J. Fossum

/s/ David L. Herzog                  Director,               April 24, 2000
--------------------------------     Executive Vice President,
David L. Herzog                      Chief Financial Officer


/s/ Darrell J. Malano                Director                April 24, 2000
--------------------------------
Darrell J. Malano

/s/ Mark R. McGuire                  Director                April 24, 2000
--------------------------------
Mark R. McGuire

/s/ Ronald H. Ridlehuber             Director                April 24, 2000
--------------------------------
Ronald H. Ridlehuber

                                 EXHIBIT INDEX


       1-A(3)(c)  Schedule of Sales Commissions

       1-A(6)(b)  By-Laws of American Franklin

       6(a)       Consent of Ernst & Young LLP

       6(b)       Consent of Sutherland Asbill & Brennan LLP

       6(c)       Opinion of Robert M. Beuerlein, Senior Vice President